13724448v3 THIRD AMENDMENT TO CREDIT AGREEMENT This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 26, 2024, by and among, UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation (“Borrower”), the undersigned Loan Parties, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, a federally chartered institution (“Lender”). RECITALS The Borrower and the Lender entered into that certain Credit Agreement, dated as of November 18, 2022 (as amended or otherwise modified from time to time prior to the Third Amendment Effective Date, the “Credit Agreement”). The Borrower has requested, and the Lender has agreed, to amend the Credit Agreement as more fully set forth herein and subject to the terms and conditions set forth herein. AGREEMENTS To induce the Lender to enter into this Amendment, and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Recitals. The above Recitals are acknowledged by the parties as true and correct and are incorporated in this paragraph by reference. 2. Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. 3. Amendment to Credit Agreement. Subject to the terms and conditions herein, the Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Exhibit A (inclusive of any updated schedules and exhibits appended thereto). 4. Conditions. This Amendment shall become effective as of the date on which all of the conditions set forth in this Section 4 have been satisfied (the “Third Amendment Effective Date”): (a) Lender shall have received such documents, instruments, agreements, certificates and legal opinions as Lender shall require in connection with the transactions contemplated thereby, each in form and substance reasonably satisfactory to Lender. (b) Borrower shall have paid the Fees required to be paid on the Third Amendment Effective Date pursuant to that certain Fee Letter dated as of even date herewith between Lender and Borrower, and Borrower shall have reimbursed Lender for all Fees, costs and expenses of closing (including fees and expenses of counsel). (c) Lender shall have received, at least five (5) Business Days prior to the Third Amendment Effective Date, (i) documentation and other information reasonably requested by Lender in order to comply with applicable law, including the USA PATRIOT Act, and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification with respect to Borrower. (d) Lender shall have received copies of insurance policies, declaration pages, certificates and endorsements as it requires evidencing liability, casualty, property and other insurance meeting the requirements set forth herein or in the Collateral Documents or as required by the Lender, including naming the Lender and its successors and assigns as additional insured (in the case of liability insurance) or lender’s loss payable (in the case of property insurance).

13724448v3 (e) The Lender shall have received counterparts of this Amendment duly executed by the Borrower, Loan Parties and the Lender. 5. Representations. The Loan Parties hereby represents and warrants to the Lender that as of the date of this Amendment: (a) Each of the Loan Parties has the power and authority to enter into this Amendment and to perform all of its obligations hereunder. (b) This Amendment has duly authorized by proper corporate and/or other organizational proceedings, executed, and delivered by each Loan Party, constitutes valid and binding obligations of the each Loan Party enforceable against it in accordance with the terms hereunder, except as enforceability may be limited by debtor relief laws and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). (c) The execution, delivery and performance of this Amendment does not (i) contravene or violate any applicable provision of the bylaws of the any Loan Party, (ii) contravene or violate any applicable Law binding upon the Loan Parties in any material respect, (iii) violate or constitute a default under any covenant, indenture or agreement of or affecting any Loan Party or any of their respective property, in each case where such violation, contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (iv) result in the creation or imposition of any Lien on any property of a Loan Party other than Liens permitted under the Credit Agreement or the Liens granted in favor of the Lender pursuant to the Loan Documents. (d) No authorization, consent, license or exemption from, or filing or registration with, any Governmental Authority, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by any Loan Party of this Amendment, except for such approvals, authorizations, consents, licenses or exemptions from, or filings or registrations which have been obtained prior to the date of this Amendment and remain in full force and effect. (e) Each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents, are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of the First Amendment Effective Date, except to the extent the same expressly relate to an earlier date (and in such case were true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date). (f) No Default or Event of Default has occurred and is continuing or would occur after giving effect to this Amendment and the transactions contemplated hereby. 6. Counterparts. This Amendment may be signed in counterparts, which together shall constitute the agreement of the parties when each party has signed a counterpart. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof. 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 8. Severability. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. 9. Governing Law; Submission to Jurisdiction and Waiver of Jury Trial. The terms of Sections 11.11, 11.12 and 11.18 of the Credit Agreement with respect to submission to jurisdiction, waiver of jury trial, and judicial reference procedures, are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

13724448v3 10. Effect of Amendment. Except as expressly set forth herein, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. The Loan Parties reaffirm their respective obligations under the Loan Documents to which they are a party and the validity of the Liens granted by it pursuant to the Guaranty and Security Agreement. The Loan Parties hereby consent to this Amendment and confirm that all obligations of the Loan Parties under the Loan Documents shall continue in full force and effect. [SIGNATURE PAGES FOLLOW]

13724448v3 EXHIBIT A Composite Credit Agreement

AS AMENDED BY THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF September 26, 2024 13724450v7 CREDIT AGREEMENT DATED AS OF NOVEMBER 18, 2022 AMONG UNIVERSAL TECHNICAL INSTITUTE, INC., as Borrower, THE OTHER LOAN PARTIES SIGNATORY HERETO, as Loan Parties AND FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Lender

i 13724450v7 TABLE OF CONTENTS Page 1. DEFINITIONS .................................................................................................................. 1 1.1. Certain Defined Terms ............................................................................................ 1 1.2. Accounting Terms and Determinations .................................................................. 1 1.3. Other Definitional Provisions and References ........................................................ 2 2. ADVANCES AND LETTERS OF CREDIT .................................................................. 2 2.1. Revolving Credit Advances and Borrowings ......................................................... 2 2.2. Prepayments/Commitment Termination ................................................................. 3 2.3. [Intentionally Omitted.] .......................................................................................... 5 2.4. Interest and Applicable Margins; Fees ................................................................... 5 2.5. SOFR Provisions ..................................................................................................... 7 2.6. Letters of Credit .................................................................................................... 11 2.7. General Provisions Regarding Payment ............................................................... 11 2.8. Loan Account ........................................................................................................ 11 2.9. Taxes ..................................................................................................................... 12 2.10. Capital Adequacy .................................................................................................. 13 2.11. Mitigation Obligations .......................................................................................... 13 2.12. Notes ..................................................................................................................... 13 2.13. Incremental Increase ............................................................................................. 13 3. REPRESENTATIONS AND WARRANTIES ............................................................. 14 3.1. Existence and Power; Affected Financial Institution............................................ 14 3.2. Organization and Authorization; No Contravention ............................................. 15 3.3. Binding Effect ....................................................................................................... 15 3.4. Capitalization ........................................................................................................ 15 3.5. Financial Information............................................................................................ 15 3.6. Litigation ............................................................................................................... 16 3.7. Ownership of Property .......................................................................................... 17 3.8. No Default ............................................................................................................. 17 3.9. Labor Matters ........................................................................................................ 17 3.10. Regulated Entities ................................................................................................. 17 3.11. Margin Regulations ............................................................................................... 18 3.12. Compliance With Laws; Anti-Terrorism Laws .................................................... 18 3.13. Taxes ..................................................................................................................... 19 3.14. Compliance with ERISA....................................................................................... 19 3.15. Brokers .................................................................................................................. 20 3.16. Material Contracts ................................................................................................. 20 3.17. Environmental Compliance .................................................................................. 20 3.18. Intellectual Property .............................................................................................. 21 3.19. Real Property Interests .......................................................................................... 22 3.20. Full Disclosure ...................................................................................................... 22 3.21. [Reserved] ............................................................................................................. 22 3.22. Insurance ............................................................................................................... 22

ii 13724450v7 3.23. Deposit and Disbursement Accounts .................................................................... 22 3.24. [Reserved] ............................................................................................................. 22 3.25. [Reserved] ............................................................................................................. 22 3.26. Solvency ................................................................................................................ 22 3.27. Affiliate Transactions............................................................................................ 22 3.28. Representations and Warranties in Loan Documents ........................................... 23 4. AFFIRMATIVE COVENANTS .................................................................................... 23 4.1. Maintenance of Existence and Conduct of Business ............................................ 23 4.2. Payment of Charges .............................................................................................. 23 4.3. Books and Records ............................................................................................... 24 4.4. Insurance; Damage to or Destruction of Collateral .............................................. 24 4.5. Compliance with Laws ......................................................................................... 25 4.6. Intellectual Property .............................................................................................. 25 4.7. Environmental Matters.......................................................................................... 25 4.8. Bank Products ....................................................................................................... 26 4.9. Maintenance of Property; Material Contracts ....................................................... 26 4.10. Inspection of Property and Books and Records; Appraisals ................................. 26 4.11. Use of Proceeds..................................................................................................... 27 4.12. Further Assurances................................................................................................ 27 5. NEGATIVE COVENANTS ........................................................................................... 28 5.1. Asset Dispositions, Etc ......................................................................................... 28 5.2. Investments; Loans and Advances ........................................................................ 29 5.3. Indebtedness .......................................................................................................... 29 5.4. Employee Loans and Affiliate Transactions ......................................................... 30 5.5. Capital Structure and Business ............................................................................. 31 5.6. Contingent Obligations ......................................................................................... 31 5.7. Liens ...................................................................................................................... 32 5.8. Consolidations and Mergers ................................................................................. 32 5.9. ERISA ................................................................................................................... 32 5.10. Hazardous Materials ............................................................................................. 33 5.11. Sale Leasebacks .................................................................................................... 33 5.12. Restricted Payments .............................................................................................. 33 5.13. Change of Corporate Name or Location; Change of Fiscal Year ......................... 33 5.14. No Restriction on Distributions; No Negative Pledges ........................................ 34 5.15. [Intentionally Omitted.] ........................................................................................ 34 5.16. Affiliate Compensation and Fees .......................................................................... 34 5.17. Margin Stock; Use of Proceeds............................................................................. 34 5.18. Sanctions; Use of Proceeds ................................................................................... 35 6. FINANCIAL COVENANTS .......................................................................................... 35 6.1. Total Leverage Ratio............................................................................................. 35 6.2. Fixed Charge Coverage Ratio ............................................................................... 35 6.3. Financial Responsibility Composite Score ........................................................... 35 6.4. Quick Ratio ........................................................................................................... 35

iii 13724450v7 7. FINANCIAL STATEMENTS AND INFORMATION ............................................... 35 7.1. Reports and Notices .............................................................................................. 35 8. CONDITIONS PRECEDENT. ...................................................................................... 37 8.1. Conditions to the Initial Advances ........................................................................ 37 8.2. Further Conditions to Each Advance .................................................................... 38 9. EVENTS OF DEFAULT; RIGHTS AND REMEDIES .............................................. 38 9.1. Events of Default .................................................................................................. 39 9.2. Remedies ............................................................................................................... 41 9.3. Application of Proceeds ........................................................................................ 41 9.4. Waivers by Loan Parties ....................................................................................... 42 10. EXPENSES AND INDEMNITY ................................................................................... 42 10.1. Expenses ............................................................................................................... 42 10.2. Indemnity .............................................................................................................. 43 11. MISCELLANEOUS ....................................................................................................... 44 11.1. Survival ................................................................................................................. 44 11.2. No Waivers ........................................................................................................... 44 11.3. Notices .................................................................................................................. 44 11.4. Severability ........................................................................................................... 45 11.5. Amendments and Waivers .................................................................................... 45 11.6. Assignments; Participations .................................................................................. 45 11.7. Headings ............................................................................................................... 47 11.8. Confidentiality ...................................................................................................... 47 11.9. Waiver of Consequential and Other Damages ...................................................... 48 11.10. Marshaling; Payments Set Aside .......................................................................... 48 11.11. GOVERNING LAW; SUBMISSION TO JURISDICTION ................................ 48 11.12. WAIVER OF JURY TRIAL ................................................................................. 49 11.13. Publication; Advertisement ................................................................................... 49 11.14. Counterparts; Integration ...................................................................................... 50 11.15. No Strict Construction .......................................................................................... 50 11.16. USA PATRIOT Act Notification.......................................................................... 50 11.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 50 11.18. CALIFORNIA JUDICIAL REFERENCE ........................................................... 51

iv 13724450v7 INDEX OF ANNEXES, EXHIBITS, SCHEDULES AND APPENDICES Annex A - Letters of Credit Schedule 3.1 - Existence, Organizational Identification Numbers, Foreign Qualifications, Prior Names Schedule 3.4 - Capitalization Schedule 3.16 - Material Contracts Schedule 3.17(a) - Hazardous Materials Schedule 3.17(b) - Notices Regarding Environmental Compliance Schedule 3.17(c) - Properties Requiring Remediation Schedule 3.17(d) - Underground Storage Tanks Schedule 3.17(e) - Environmental Liens Schedule 3.19 - Real Property Interests Schedule 3.22 - Insurance Schedule 3.23 - Deposit and Disbursement Accounts Schedule 3.27 - Affiliate Transactions Schedule 4.1 - Corporate and Trade Names Schedule 5.3 - Indebtedness Schedule 5.4 - Employee Loans and Affiliate Transactions Schedule 5.6 - Contingent Obligations Schedule 5.7 - Liens Schedule 7.1(a)(iii) - Form of Projected Income Statement Schedule 7.1(a)(iv) - Form of Compliance Certificate Appendix I - Definitions

AS AMENDED BY THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF September 26, 2024 13724450v7 CREDIT AGREEMENT This CREDIT AGREEMENT dated as of November 18, 2022 (the “Closing Date”), is by and among UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation (“Borrower”), the other Loan Parties signature hereto, as Loan Parties, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, a federally chartered institution (“Lender”). RECITALS WHEREAS, Borrower desires that Lender extend a revolving credit facility to Borrower to provide funds necessary for the purpose of providing (a) working capital financing for Borrower, (b) funds for other general corporate purposes of Borrower, (c) funds for all or part of the Concorde Acquisition, and (d) funds for other purposes permitted hereunder; and WHEREAS, Borrower and each Loan Party desires to secure all of the Obligations by granting to Lender a first-priority perfected Lien upon substantially all of its personal property, including, without limitation, all outstanding Stock of each Subsidiary, pursuant to the terms of the Loan Documents; NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows: 1. DEFINITIONS 1.1. Certain Defined Terms. For purposes of the Loan Documents, capitalized terms shall have the meanings as defined in this Agreement (including, as applicable, each Annex to this Agreement and Appendix I to this Agreement). 1.2. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including determinations made pursuant to the exhibits hereto) shall be made, and all Financial Statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP applied on a basis consistent with the most recent audited consolidated Financial Statements of the Loan Parties and their Subsidiaries delivered to Lender on or prior to the Closing Date. If at any time any change in GAAP would, in either case, affect the computation of any financial ratio or financial requirement set forth in any Loan Document, and either Borrower or Lender shall so request, Lender and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the final approval of Lender); provided, that until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Loan Parties shall provide to Lender Financial Statements and other documents required under this Agreement which include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP; provided, further, that (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein, shall be disregarded for the purposes

2 13724450v7 of computing any financial ratios and requirements herein and (ii) the effect of any changes to GAAP that would require leases which are, or would have been, classified as operating leases under GAAP as it exists on the Closing Date to be classified and accounted for as capital leases under the revised GAAP (including by reason of adoption of FASB Accounting Standards Update 2016-02) shall be disregarded for the purposes of computing any financial ratios and requirements herein. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Loan Parties shall not, without the prior written consent of Lender, cause or permit any change in application of GAAP, or any method of GAAP utilized, by the Loan Parties in their Financial Statements after the Closing Date. 1.3. Other Definitional Provisions and References. References in this Agreement to “Sections”, “Annexes”, “Exhibits”, “Appendices” or “Schedules” shall be to Sections, Annexes, Exhibits, Appendices or Schedules of or to this Agreement unless otherwise specifically provided. Any term defined herein may be used in the singular or plural. “Include”, “includes” and “including” shall be deemed to be followed by “without limitation.” Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person. The references “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including,” respectively. References in any Loan Document to the knowledge (or an analogous phrase) of any Loan Party are intended to signify that such Loan Party has actual knowledge or awareness of a particular fact or circumstance after due inquiry. Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among parties hereto shall be made in lawful money of the United States and in immediately available funds. Time is of the essence in Borrower’s and each other Loan Party’s performance under this Agreement and all other Loan Documents. All amounts used for purposes of financial calculations required to be made herein shall be without duplication. Except as otherwise specified or limited herein, references to any statute or act shall include all related regulations, rules and orders and all amendments and supplements and any successor or replacement statutes, acts and regulations. References to any statute or act, without additional reference, shall be deemed to refer to federal statutes and acts of the United States. References to any agreement, instrument or document (including the Loan Documents and any Organizational Document) shall include all schedules, exhibits, annexes, appendices and other attachments thereto and shall be construed as referring to such agreement, instrument or document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented (subject to any restrictions on such amendments, amendments and restatements, modifications, extensions, restatements, replacements and supplements set forth herein or in any other Loan Document). 2. ADVANCES AND LETTERS OF CREDIT 2.1. Revolving Credit Advances and Borrowings. (a) Subject to the terms and conditions hereof, Lender agrees to make available to Borrower from time to time until the Commitment Termination Date advances pursuant to its Revolving Loan Commitment (each, a “Revolving Credit Advance”); provided, that the aggregate principal amount of such Revolving Credit Advances will not result in the Revolving Exposure exceeding the Revolving Loan Commitment. Until the Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this Section 2.1(a).

3 13724450v7 (i) Borrower shall deliver to Lender a Notice of Borrowing with respect to each proposed borrowing of a Revolving Credit Advance (other than Revolving Credit Advances made pursuant to clause (ii) of this Section 2.1(a)), such Notice of Borrowing to be delivered no later than: (A) 11:00 a.m. (Pacific Standard Time) (or such later time acceptable to Lender in its sole discretion) on the day of such proposed borrowing, in the case of Revolving Credit Advances in an aggregate principal amount equal to or less than $250,000, and (B) the day that is two Business Days prior to such proposed borrowing, in the case of Revolving Credit Advances in an aggregate principal amount greater than $250,000. Once given, a Notice of Borrowing shall be irrevocable and Borrower shall be bound thereby. (ii) Borrower hereby authorizes Lender to make Revolving Credit Advances based on telephonic or electronic notices made by any Person which Lender, in good faith, believes to be acting on behalf of Borrower, in accordance with procedures established by or otherwise acceptable to Lender from time to time in its sole discretion (including Lender’s confirmation of such notices). All Revolving Credit Advances will be advanced to the primary operating account of Borrower, unless Borrower otherwise instructs Lender in writing. (b) The making of each Advance by Lender will be deemed to be a representation by Borrower that the Advance will not violate the terms of Section 2.1(a). Lender shall have no duty to follow, or any liability for, the application by Borrower of any proceeds of any Advance. (c) Any Revolving Credit Advance constituting the Initial Draw shall be advanced to an account of Borrower’s at Fifth Third or its Affiliates and held until satisfaction of all conditions precedent to the Concorde Acquisition having been met. 2.2. Prepayments/Commitment Termination. (a) Termination of Revolving Loan Commitment. (i) Borrower may at any time on at least 10 days’ prior written notice to Lender terminate the Revolving Loan Commitment; provided that, upon such termination, all Advances and other Obligations shall be immediately due and payable in full and all Letter of Credit Obligations shall be cash collateralized or otherwise satisfied in accordance with Annex A. Any voluntary termination of the Revolving Loan Commitment must be accompanied by payment of any Tranche Rate funding breakage costs in accordance with Section 2.5(e). Upon any such termination of the Revolving Loan Commitment, Borrower’s right to request Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on its behalf, shall simultaneously be permanently terminated. (ii) All of the Obligations shall, if not sooner paid or required to be paid pursuant to this Agreement or any other Loan Document, be due and payable in full on the Commitment Termination Date. (b) Mandatory Prepayments.

4 13724450v7 (i) Subject to Section 2.1(b), if at any time the outstanding balance of the aggregate Revolving Exposure exceeds the Revolving Loan Commitment (any and all such excess Revolving Exposure is herein referred to, collectively, as an “Overadvance”), Borrower shall promptly, and in any event within two (2) Business Days, repay the aggregate outstanding Revolving Credit Advances to the extent required to eliminate such Overadvance. If any such Overadvance remains after repayment in full of the aggregate outstanding Revolving Credit Advances, Borrower shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Annex A to the extent required to eliminate such Overadvance. Any such prepayment shall be applied in accordance with Section 2.2(c). (ii) Subject to Section 2.2(c), within 2 Business Days after receipt by any Loan Party or Subsidiary of cash proceeds (including insurance proceeds and proceeds from casualty losses or condemnations) of any voluntary or involuntary sale or disposition of, or any casualty or condemnation event with respect to, any property or assets of any Loan Party or Subsidiary (determined exclusive of any proceeds of sales and other dispositions permitted by Sections 5.1(a) and (c) solely for purposes of this Section 2.2(b)(ii)), Borrower shall notify Lender of such Loan Party’s receipt of such cash proceeds and shall prepay the Advances (and cash collateralize Letter of Credit Obligations) in an amount equal to all such cash proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of Liens that are senior to the Liens of Lender created under the Loan Documents on such assets (to the extent such Liens constitute Permitted Encumbrances hereunder), and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith (it being understood that to the extent any such reserve is reversed or abandoned, the amount so reversed or abandoned shall constitute cash proceeds payable pursuant to this Section). Any such prepayment shall be applied in accordance with Section 2.2(c); provided, that so long as (1) no Default or Event of Default shall have occurred and is continuing or would result therefrom, (2) Borrower shall have given Lender prior written notice of Borrower’s intention to apply such monies to the costs of replacement of the properties or assets that are the subject of such sale or disposition or the cost of purchase or construction of other assets useful in the business of such Loan Party or, in the case of proceeds from casualty losses or condemnation, to the cost of repair and restoration of the affected assets, (3) the monies are held in a Deposit Account in which Lender has a perfected first-priority security interest, and (4) such Loan Party completes such replacement, purchase, or construction within one (1) year after the initial receipt of such monies, then the Loan Party whose assets were the subject of such disposition shall have the option to apply such monies to the costs of replacement of such assets or the costs of purchase or construction of other assets useful in the business of such Loan Party or, in the case of proceeds from casualty losses or condemnation, to the cost of repair and restoration of the affected assets, unless and to the extent that such applicable period shall have expired without such replacement, purchase, or construction being made or completed, in which case, such net cash proceeds not so applied shall be paid to Lender and applied in accordance with Section 2.2(c). (iii) [Intentionally Omitted.]

5 13724450v7 (iv) If any Loan Party incurs Indebtedness not permitted under the terms of this Agreement, no later than the Business Day following the date of receipt of the proceeds thereof, Borrower shall notify Lender of such Loan Party’s receipt of such proceeds and shall prepay the Advances (and cash collateralize Letter of Credit Obligations) in an amount equal to the lesser of (A) all such proceeds, net of reasonable costs paid to non-Affiliates in connection therewith and (B) the amount of any outstanding Advances and Letter of Credit Obligations. Any such prepayment shall be applied in accordance with Section 2.2(c). (c) Application of Certain Mandatory Prepayments. So long as no Event of Default has occurred and is continuing, any prepayments made by Borrower pursuant to Section 2.2(b) shall be applied as follows: first to pay any Overadvances that may be outstanding, second to prepay the remaining Advances without a corresponding reduction in the Revolving Loan Commitment, and third to cash collateralize outstanding Letter of Credit Obligations in the manner set forth on Annex A. If any Event of Default has occurred and is continuing, such amounts shall be applied as provided in Section 9.3. All prepayments made pursuant to Section 2.2(b) must be accompanied by payment of any Tranche Rate funding breakage costs in accordance with Section 2.5(e). (d) Application of Prepayments to Tranche Rate Loans. Any prepayment of a Tranche Rate Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 2.5(e). All prepayments of an Advance shall be applied first to that portion of such Advance comprised of Base Rate Loans and then to that portion of such Advance comprised of Tranche Rate Loans, in direct order of Interest Period maturities. (e) No Implied Consent. Nothing in this Section 2.2 shall be construed to constitute Lender’s consent to any transaction that is not expressly permitted by other provisions of this Agreement or the other Loan Documents or a waiver of any Event of Default arising therefrom. 2.3. [Intentionally Omitted.] 2.4. Interest and Applicable Margins; Fees. (a) Subject to Sections 2.4(c) and 2.4(d), Borrower may elect that each Advance bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to (i) the Tranche Rate, (ii) the Daily Simple SOFR Rate, or (iii) the Base Rate, in each case, plus the Applicable Margin. Each determination of an interest rate by Lender shall be conclusive and binding on Borrower in the absence of manifest error. All computations of Fees and interest payable under this Agreement shall be made on the basis of a 360-day year and actual days elapsed, which results in more interest charged than if interest were calculated based on a 365-day year. Interest and Fees shall accrue during each period during which interest or such Fees are computed from (and including) the first day thereof to (but excluding) the last day thereof.

6 13724450v7 (b) All as determined by Lender in accordance with the Loan Documents and Lender’s loan systems and procedures periodically in effect, interest shall be paid in arrears (i) on each Interest Payment Date and (ii) on the date of each payment or prepayment of Advances on and after the Commitment Termination Date. Lender may estimate the amount of interest that Borrower will owe on Borrower’s periodic statements and Lender may adjust the amount of interest owed on each subsequent statement provided to Borrower to reflect any differential between the estimated amount of interest shown on Borrower’s preceding statement and the actual amount of interest determined to have been due by Lender on the preceding Interest Payment Date. Borrower agrees to pay the amount shown due on the Interest Payment Date on each of Borrower’s periodic statements on each Interest Payment Date. (c) At the election of Lender while any Event of Default exists (or automatically while any Event of Default under Section 9.1(a), 9.1(h) or 9.1(i) exists), interest (after as well as before entry of judgment thereon to the extent permitted by Law) on the Advances and the Letter of Credit Fees shall increase, from and after the date of occurrence of such Event of Default, to a rate per annum which is determined by adding 2.0% per annum to the Applicable Margin or Letter of Credit Fee, as applicable, then in effect for such Advances (plus the Tranche Rate, Daily Simple SOFR Rate or the Base Rate, as the case may be) or Letter of Credit Obligations, as applicable (the “Default Rate”). All such interest shall be payable on demand of Lender. (d) Anything herein to the contrary notwithstanding, the obligations of Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by Lender would be contrary to the provisions of any Law applicable to Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by Lender, and in such event Borrower shall pay Lender interest at the highest rate permitted by applicable Law (“Maximum Lawful Rate”) for such period; provided, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. (e) Fees. (i) Closing Fee. Borrower shall pay to Lender on the Closing Date a closing Fee in the aggregate amount of $250,000. (the “Closing Fee”). The Closing Fee is fully-earned and non-refundable as of the Closing Date. (ii) Unused Line Fees. Borrower agrees to pay to Lender a commitment Fee (the “Unused Line Fee”), which shall accrue, as of each day during the period from and including the Closing Date to but excluding the date on which the Revolving Loan Commitment terminates, at the rate set forth in the “Unused Line Fee” column of the table contained in the definition of Applicable Margin on the then daily amount of the difference of the Revolving Loan Commitment minus the sum of (A) the aggregate outstanding amount of all Revolving Credit Advances plus (B) the outstanding amount of Letter of

7 13724450v7 Credit Obligations. The accrued Unused Line Fee shall be payable in arrears on each Interest Payment Date, all as determined by Lender in accordance with the Loan Documents and Lender’s loan systems and procedures periodically in effect. Accruals of the Unused Line Fee shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed during the applicable period (including the first day but excluding the last day of such period). (iii) Letter of Credit Fees. Borrower agrees to pay to Lender with respect to each standby Letter of Credit (the “Letter of Credit Fee”) a Fee in an amount equal to the Applicable Margin for SOFR Rate Loans from time to time in effect multiplied by the maximum amount available from time to time to be drawn under such Letter of Credit, which Fee shall be payable (as more specifically determined pursuant to the applicable Loan Documents with respect to such Letter of Credit and otherwise as determined by Lender in accordance with the Loan Documents and Lender’s loan systems and procedures periodically in effect) in arrears on each Interest Payment Date; and (A) on demand, all costs and expenses incurred by Lender on account of any Letter of Credit Obligations. All such Fees are fully earned by Lender when paid and non-refundable. The Letter of Credit Fee will be calculated on the basis of the actual number of days elapsed in a 360-day year. (iv) NSF Fees. In addition to, and without limiting, any other provision of this Agreement or the other Loan Documents, Lender may impose a non-sufficient funds fee for any check that is presented for payment that is returned for any reason. 2.5. SOFR Provisions. (a) Interest Rate Election. Subject to the provisions of Section 9.2, Borrower may request that Revolving Credit Advances permitted to be made hereunder be Tranche Rate Loans or Daily Simple SOFR Rate Loan and that outstanding portions of Advances made hereunder be converted to Tranche Rate Loans or Daily Simple SOFR Rate Loans. Any request with respect to a new Revolving Credit Advance will be made by submitting a Notice of Borrowing to Lender. Once given, and except as provided in clauses (b)-(f) below, a Notice of Borrowing shall be irrevocable, and Borrower shall be bound thereby. In the case of any conversion of a Base Rate Loan to a Tranche Rate Loan or Daily Simple SOFR Rate Loan, any conversion of an existing Tranche Rate Loan or Daily Simple SOFR Rate Loan to a new Tranche Rate Loan with a different Interest Period, or any conversion of a Tranche Rate Loan or Daily Simple SOFR Rate Loan to a Base Rate Loan, such election must be made pursuant to a Notice of Conversion. In addition to the other provisions of this Agreement, as a condition to any Tranche Rate or Daily Simple SOFR Rate election hereunder, on or before the date on which the applicable Tranche Rate Loan or Daily Simple SOFR Rate Loan is to be advanced or converted hereunder, in each case in accordance with Lender’s loan policies and procedures periodically in effect, Borrower shall notify Lender of each of the following: (i) the requested amount of such Tranche Rate Loan or Daily Simple SOFR Rate Loan, (ii) the Interest Period that Borrower has elected to apply, if a Tranche Rate Loan, and (iii) the date of the requested advance or conversion. In the absence of a Notice of Conversion

8 13724450v7 submitted to Lender not later than noon Pacific Standard Time (or such later time acceptable to Lender in its sole discretion) on the Business Day on which such Interest Period expires, Borrower will be deemed to have requested that a Tranche Rate Loan then maturing be continued as a Tranche Rate Loan for the same Interest Period commencing on the date on which such expiring Interest Period ends. If Borrower requests a new Advance but fails to submit a Notice of Borrowing as required by this paragraph, and if Borrower would otherwise be entitled to elect a Tranche Rate Loan or Daily Simple SOFR Rate Loan under the terms of this Agreement, Borrower will be deemed to have elected to have such principal amount bear interest as a Tranche Rate Loan with an Interest Period of one month, commencing on the date of the advance. Unless otherwise permitted by Lender in its sole discretion: (A) in no event may the last day of any Interest Period exceed the Commitment Termination Date, (B) in no event may any new Interest Period commence with respect to any Tranche Rate Loan requested to be converted hereunder prior to the expiration of the applicable Interest Period then in effect with respect to such Tranche Rate Loan, (C) there may be no more than five (5) Tranche Rate Loans outstanding at any one time, and (D) if required by Lender in its sole discretion at any time and from time to time, each request for a Tranche Rate Loan, whether by original issuance or conversion, shall be in a minimum amount of $250,000 and, if in excess of such amount, in an integral multiple of $100,000 in excess of such amount. (b) Temporary Replacement of the SOFR Rate and Tenor Replacement. In the event, prior to commencement of any Interest Period in the case of a Tranche Rate Loan, or prior to making any Daily Simple SOFR Rate Loan, Lender shall determine that: (i) SOFR is unavailable, unrepresentative, or unreliable, (ii) SOFR as determined by Lender will not adequately and fairly reflect the cost to Lender of funding the requested Advances, or (iii) the making or funding of Tranche Rate Loans or Daily Simple SOFR Rate Loans has become impracticable; then, in any such case, Lender shall promptly provide notice of such determination to Borrower (which shall be conclusive and binding on Borrower absent manifest error), and (A) any request for a Tranche Rate Loan or a Daily Simple SOFR Rate Loan, or for a conversion to or continuation of a Tranche Rate Loan or Daily Simple SOFR Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (B) each Tranche Rate Loan or Daily Simple SOFR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto (if applicable), become a Base Rate Loan, and (C) the obligations of Lender to make Tranche Rate Loans or Daily Simple SOFR Rate Loans shall be suspended until Lender determines that the circumstances giving rise to such suspension no longer exist, in which event Lender shall so notify Borrower. At any time (including in connection with the implementation of a Successor Rate), Lender may remove any tenor of a Tranche Rate that is unavailable, non-representative, or not in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, in Lender’s sole discretion, for Tranche Rate settings; provided however that Lender may reinstate such previously removed tenor for Tranche Rate settings, if Lender determines in its sole discretion that such tenor has become available and representative again. (c) SOFR Rate Replacement.

9 13724450v7 (i) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Rate Contract shall be deemed not to be a “Loan Document” for purposes of this Section 2.5(c)), but without limiting Section 2.5(b) above, if Lender determines (which determination shall be conclusive and binding on Borrower absent manifest error) that any of the circumstances described in Section 2.5(b)(i)-(iii) has occurred and is unlikely to be temporary or the administrator of the Tranche Rate or Daily Simple SOFR Rate or a Governmental Authority having or purporting to have jurisdiction over Lender has made a public statement identifying a specific date (the “Scheduled Unavailability Date”) after which the Tranche Rate or Daily Simple SOFR Rate will no longer be representative or made available or used for determining the interest rate of loans or otherwise cease or no longer be in compliance or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Benchmarks, and there is no successor administrator satisfactory to Lender, then on a date and time determined by Lender, but no later than the Scheduled Unavailability Date, the Tranche Rate and the Daily Simple SOFR Rate will be replaced hereunder and under any other Loan Document with the Successor Rate. (ii) Notwithstanding anything to the contrary herein, if Lender determines that the Successor Rate designated in Section 2.5(c)(i) above is not available or administratively feasible, or if any of the circumstances described in Section 2.5(c)(i) with regard to SOFR has occurred with respect to a Successor Rate then in effect, Lender may replace the Tranche Rate and the Daily Simple SOFR Rate, or any then current Successor Rate in accordance with this Section 2.5(c) with another alternative benchmark rate and a Spread Adjustment, giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities and any recommendations of a relevant Governmental Authority, and which Spread Adjustment or method for calculating such Spread Adjustment shall be published on an information service as selected by Lender from time to time in its reasonable discretion. (iii) [Intentionally Omitted] (iv) Any such alternative benchmark rate and Spread Adjustment shall constitute a Successor Rate hereunder. Any Successor Rate shall become effective on the date set forth in a written notice provided by Lender to Borrower (such date to be five or more Business Days after the date of such notice), and, for the avoidance of doubt, from and after such date (i) all Tranche Rate Loans and Daily Simple SOFR Rate Loans shall bear interest at the Successor Rate plus the Applicable Margin; and (ii) all references herein and in any other Loan Documents to “Tranche Rate” or the “Daily Simple SOFR Rate” shall mean and refer to the Successor Rate. (v) Notwithstanding anything to the contrary herein, if the Successor Rate would be less than the Index Floor, the Successor Rate will be deemed to be the Index Floor for the purposes of this Agreement and the other Loan Documents. (vi) Lender does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, or any other matter related to the Tranche Rate, the Daily Simple SOFR Rate or any Successor Rate, including

10 13724450v7 the selection of such rate, any related Spread Adjustment, or any Conforming Changes, or whether the composition or characteristics of any Successor Rate and Spread Adjustment or Conforming Changes will be similar to, or produce the same value or economic equivalence of, the initial Tranche Rate. (vii) Notwithstanding anything to the contrary contained herein, if, after the Closing Date, Borrower enters into a Rate Contract with respect to all or part of a Tranche Rate Loan and the floating interest rate under the Rate Contract is the Daily Simple SOFR Rate, Lender may replace the Tranche Rate hereunder with the Daily Simple SOFR Rate and a Spread Adjustment without the consent of any other party hereto; provided further that, if subsequent thereto, Lender and Borrower amend such Rate Contract to include, or terminate such Rate Contract and enter into a new Rate Contract with, a floating interest rate thereunder of the original Tranche Rate, then Lender may further replace the Daily Simple SOFR Rate hereunder with the original Tranche Rate (and a Spread Adjustment, if applicable) hereunder without the consent of any other party hereto; and, in either such event, (A) such rate shall be a Successor Rate hereunder, and (B) Lender shall provide written notice thereof to Borrower. (d) Illegality. Notwithstanding any other provisions hereof, if any Law shall make it unlawful for Lender to make, fund or maintain Tranche Rate Loans or Daily Simple SOFR Rate Loans, Lender shall promptly give notice of such circumstances to Borrower. In such an event, (i) the commitment of Lender to make Tranche Rate Loans or Daily Simple SOFR Rate Loans, continue Tranche Rate Loans or Daily Simple SOFR Rate Loans as such, or convert Base Rate Loans to Tranche Rate Loans or Daily Simple SOFR Rate Loans shall be immediately suspended and (ii) all outstanding Tranche Rate Loans shall be converted automatically to Base Rate Loans on the last day of the Interest Period thereof, and all outstanding Daily Simple SOFR Rate Loans shall be converted automatically to Base Rate Loans, or in either case, at such earlier time as may be required by Law. (e) Tranche Rate Breakage Fee. Upon (i) any default by Borrower in making any borrowing of, conversion into or conversion of any Tranche Rate Loan following Borrower’s delivery to Lender of any applicable Notice of Borrowing or Notice of Conversion or (ii) any payment of a Tranche Rate Loan on any day that is not the last day of the Interest Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), Borrower shall promptly pay Lender an amount equal to the amount of any losses, expenses and liabilities (including any loss (including interest paid) in connection with the re- employment of such funds) that Lender sustains as a result of such default or such payment. (f) Increased Costs. If, after the Closing Date, any Change in Law: (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the Board of Governors of the Federal Reserve System, or any successor thereto, but excluding any reserve included in the determination of the Tranche Rate or Daily Simple SOFR Rate pursuant to the provisions of this Agreement), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by Lender, or (ii) shall impose on Lender any other condition affecting its Tranche Rate Loans or Daily Simple SOFR Rate Loans, any of its notes issued pursuant hereto (if any) or its obligation to make Tranche Rate Loans or Daily Simple SOFR Rate Loans; and the result of anything

11 13724450v7 described in these clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) Lender of making or maintaining any Tranche Rate Loan or Daily Simple SOFR Rate Loan, or to reduce the amount of any sum received or receivable by Lender under this Agreement or under any of its notes issued pursuant hereto (if any) with respect thereto, then upon demand by Lender, Borrower shall promptly pay directly to Lender such additional amount as will compensate Lender for such increased cost or such reduction, as long as such amounts have accrued on or after the day which is nine (9) months prior to the date on which Lender first made demand therefor (except that, if the occurrence giving rise to such increased cost or reduction is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). (g) Conforming Changes. In connection with the use, implementation, or administration of the Tranche Rate or the Daily Simple SOFR Rate , including any temporary or permanent replacement for the Tranche Rate or the Daily Simple SOFR Rate, Lender will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Lender will promptly notify Borrower of the effectiveness of any Conforming Changes in connection with the use, implementation, or administration of the Tranche Rate and Daily Simple SOFR Rate, or any temporary or permanent replacement of the Tranche Rate or the Daily Simple SOFR Rate. 2.6. Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Annex A, Borrower shall have the right to request, and Lender agrees to incur, Letter of Credit Obligations in respect of Borrower and its Subsidiaries. 2.7. General Provisions Regarding Payment. Borrower shall make each payment under this Agreement not later than 12:00 p.m. (Pacific Standard Time) on the day when due in immediately available funds in Dollars to the account of Lender provided to Borrower from time to time. For purposes of computing interest and Fees and determining Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received by Lender prior to noon Pacific Standard Time. Payments received in by Lender after noon Pacific Standard Time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day so long as such funds are available funds. 2.8. Loan Account. Lender shall maintain a loan account (the “Loan Account”) on its books to record all Advances, all payments made by Borrower, and all other debits and credits as provided in this Agreement with respect to the Advances or any other Obligations. All entries in the Loan Account shall be made in accordance with Lender’s customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Lender’s most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Lender by Borrower; provided, that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower’s duty to pay the Obligations. Lender shall render to Borrower a monthly accounting of transactions with respect to the Advances setting forth the balance of the Loan Account for the immediately preceding month. Each and every such accounting shall be presumptive evidence of all matters reflected therein absent manifest error.

12 13724450v7 2.9. Taxes. (a) Gross-up for Taxes. All payments of principal and interest on the Advances and all other amounts payable hereunder or any other Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable Law. If any withholding or deduction from any payment to be made by any Loan Party hereunder or under any other Loan Document is required in respect of any Taxes pursuant to any applicable Law, then the applicable Loan Party will (i) pay directly to the relevant authority the full amount required to be so withheld or deducted, (ii) promptly forward to Lender an official receipt or other documentation satisfactory to Lender evidencing such payment to such authority, and (iii) if the Tax is an Indemnified Tax, pay to Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by Lender will equal the full amount Lender would have received had no such withholding or deduction been required. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of Lender timely reimburse it for the payment of, any Other Taxes. If any Indemnified Taxes are directly asserted against Lender (or any of its Affiliates) with respect to a payment received hereunder or any other Loan Document or with respect to, or arising from, the obligations of the Loan Parties under any Loan Document, the Loan Parties shall jointly and severally indemnify Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by Lender and any reasonable, out-of-pocket expenses arising therefrom or with respect thereto (including reasonable, out-of-pocket attorneys’ or tax advisor fees and expenses), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by Lender shall be conclusive and binding absent manifest error. (b) Interest and Penalties. If Borrower or any other applicable Loan Party fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower and the other Loan Parties shall jointly and severally indemnify Lender for any incremental Taxes, interest or penalties and reasonable, out-of-pocket costs and expenses (including attorneys’ and tax advisor fees and expenses) that may become payable by Lender (or any of its Affiliates) as a result of any such failure. (c) Withholding Documentation. At Borrower’s request, Lender shall execute and deliver to Borrower a United States Internal Revenue Service Form W-9. (d) Treatment of Certain Refunds. If Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.9 (including by the payment in error of additional amounts pursuant to this Section 2.9(d)), it shall, so long as no Event of Default is occurring, pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of Lender or its Affiliates and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). The Loan Parties, upon the request of such indemnified party, shall repay to Lender the amount paid over pursuant to this Section 2.9(d) (plus any penalties, interest or other charges imposed by the relevant Governmental

13 13724450v7 Authority) in the event that Lender or its Affiliates is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.9(d), in no event will Lender be required to pay any amount to a Loan Party pursuant to this Section 2.9(d) the payment of which would place such Person (or its Affiliates) in a less favorable net after-Tax position than such Person (or its Affiliates) would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.9(d) shall not be construed to require Lender or its Affiliates to make available its respective Tax returns (or any other information relating to its Taxes that it deems confidential) to a Loan Party or any other Person. (e) Usage of Terms. For the purposes of this Section 2.9 and the definitions of Excluded Tax, Indemnified Tax, Taxes, and Other Taxes used therein, “Lender” means Lender and, subject to Section 11.6(b), any Participant. 2.10. Capital Adequacy. If Lender or any Person controlling Lender shall reasonably determine that any Change in Law has or would have the effect of reducing the rate of return on Lender’s or such controlling Person’s capital as a consequence of Lender’s obligations hereunder or under any Letter of Credit to a level below that which Lender or such controlling Person could have achieved but for such Change in Law, then from time to time, upon demand by Lender, Borrower shall promptly pay to Lender such additional amount as will compensate Lender or such controlling Person for such reduction. 2.11. Mitigation Obligations. If Lender requests compensation under either Section 2.5(f) or Section 2.10, or requires Borrower to pay any additional amount to Lender or any Governmental Authority for the account of Lender pursuant to Section 2.9, then, upon the written request of Borrower, Lender shall use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder (subject to the provisions of Section 11.6) to another of its offices, branches or affiliates, if, in the judgment of Lender, such designation or assignment (a) would eliminate or materially reduce amounts payable pursuant to any such Section, as the case may be, in the future, (b) would not subject Lender to any unreimbursed cost or expense, and (c) would not otherwise be disadvantageous to Lender (as determined in its reasonable discretion). Without limitation of the provisions of Section 10.1, Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with any such designation or assignment. 2.12. Notes. Lender may request that Advances made by it be evidenced by a promissory note (a “Note”). In such event, Borrower shall prepare, execute and deliver to Lender a Note payable to the order of Lender (or, if requested by Lender, to Lender and its registered assigns) and in a form approved by Lender. Thereafter, subject to Section 2.8, the Advances evidenced by such Notes and interest thereon shall at all times be represented by one or more Notes in such form payable to the order of the payee named therein (or, if any such Note is a registered note, to such payee and its registered assigns) and this Agreement. 2.13. Incremental Increase. Upon notice to Lender, Borrower may request a one- time increase in the Revolving Loan Commitment by an amount not exceeding $25,000,000.00; provided that any such request for such increase shall be in a minimum amount of

14 13724450v7 $1,000,000. Lender, acting in its sole discretion, shall, notify Borrower within 15 days of its receipt of such request, whether it agrees to increase the Revolving Loan Commitment and, if so, whether by an amount equal to or less than such requested increase. If Lender does not respond within such time period, it shall be deemed to have declined to increase the Revolving Loan Commitment; provided that Lender’s failure to respond to any individual request shall not restrict Borrower from requesting any increase in the Revolving Loan Commitment at any future date during the term of this Agreement in accordance with the provisions hereof. If the Revolving Loan Commitment is increased in accordance with this subsection, Lender and Borrower shall determine the effective date of such increase (the “Increase Effective Date”). As a condition precedent to such increase, (i) Borrower shall deliver to Lender a certificate of Borrower dated as of the Increase Effective Date signed by an responsible officer on behalf of Borrower (and not in such officer’s individual capacity) (A) certifying and attaching the resolutions adopted by Borrower approving or consenting to such increase, (B) certifying that, before and after giving effect to such increase (x) the representations and warranties contained in Section 3 of this Agreement are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (y) no Default or Event of Default exists under this Agreement, and (z) after giving effect to the requested increase (but excluding the cash proceeds of such increase for cash netting purposes), (i) the Loan Parties are in compliance on a pro forma basis with the covenants set forth in Section 6.1, 6.2, and 6.4 recomputed for the most recent Fiscal Quarter for which financial statements have been delivered, assuming that any incremental Revolving Loan Commitment has been fully drawn, and (ii) Borrower and the Loan Parties shall deliver all other documents, opinions and certificates as Lender shall reasonably request. 3. REPRESENTATIONS AND WARRANTIES To induce Lender to make the Advances and to incur Letter of Credit Obligations, the Loan Parties, jointly and severally, hereby make the following representations and warranties to Lender as of the Closing Date, as of the date of the making of each Advance (or other extension of credit), and as of any other date such representations and warranties are deemed made pursuant to the terms of the other Loan Documents, each and all of which shall survive the execution and delivery of this Agreement. 3.1. Existence and Power; Affected Financial Institution. Each Loan Party and each Subsidiary is, as of the Closing Date, an entity as specified on Schedule 3.1, is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization or incorporation, has the same legal name as it appears in the Organizational Documents of such Loan Party or any Subsidiary and an organizational identification number (if any), in each case as specified (as of the Closing Date) on Schedule 3.1, and has all powers and all governmental licenses, authorizations, registrations, permits, consents and approvals required under all applicable Laws and required in order to carry on its business as now conducted (collectively, “Permits”), except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect. Each Loan Party and each Subsidiary is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, which jurisdictions as of the Closing Date are specified on Schedule 3.1, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1, as of the Closing Date, no Loan Party or any Subsidiary has in the five (5) year period

15 13724450v7 preceding the Closing Date, had any name other than its current name, or been incorporated or organized under the Laws of any jurisdiction other than its current jurisdiction of incorporation or organization, or been party to any merger, consolidation or other change in structure. No Loan Party nor any Subsidiary thereof is an Affected Financial Institution. 3.2. Organization and Authorization; No Contravention. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party (a) are within its powers, (b) have been duly authorized by all necessary action pursuant to its Organizational Documents and applicable Law, (c) require no further action by or in respect of, or filing or registration with, or notice to or authorization or approval of, any Governmental Authority, and will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries (except Liens created pursuant to the Loan Documents), and (d) do not violate, conflict with or cause a breach or a default under (i) any Law, (ii) any of the Organizational Documents of any Loan Party or any Subsidiary or (iii) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults as would not, with respect to each of clauses (i) and (iii), reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 3.3. Binding Effect. Each of the Loan Documents to which any Loan Party is a party constitutes a valid and binding agreement or instrument of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar Laws relating to the enforcement of creditors’ rights generally and by general equitable principles. 3.4. Capitalization. The issued and outstanding and authorized Stock of each Subsidiary as of the Closing Date is as set forth on Schedule 3.4. All issued and outstanding Stock of each Subsidiary is duly authorized and validly issued (and, in the case of a Subsidiary that is a corporation, fully paid and non-assessable), free and clear of all Liens other than those in favor of Lender, and such Stock was issued in compliance, in all material respects, with all applicable Laws. The identity of the holders of the Stock of each Subsidiary and the percentage of their actual and fully diluted ownership of the Stock of each Subsidiary, in each case as of the Closing Date, is set forth on Schedule 3.4. No shares of the Stock of any Subsidiary, other than those described above, are issued and outstanding as of the Closing Date. Except as set forth on Schedule 3.4, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition of any Stock of any Subsidiary. 3.5. Financial Information. (a) Annual Statements. The consolidated balance sheet of the Borrower and its Subsidiaries and the related consolidated statements of operations, shareholders’ equity and cash flows for the most recent Fiscal Year then ended, in each case as reported in Borrower’s annual report on form 10-K, as filed with the SEC, copies of which have been delivered or made available to Lender from time to time pursuant to the terms of this Agreement, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations, changes in shareholders’ equity and cash flows for such Fiscal Year.

16 13724450v7 (b) Quarterly Statements. The consolidated balance sheet of the Borrower and its Subsidiaries and the related consolidated statements of operations and cash flows for the most recent Fiscal Quarter then ended (other than the fourth Fiscal Quarter of each Fiscal Year), in each case as reported in Borrower’s Quarterly Report on Form 10-Q, as filed with the SEC, copies of which have been delivered or made available to Lender from time to time pursuant to the terms of this Agreement, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as of such date and their consolidated results of operations and cash flows for the Fiscal Quarter then ended (subject to normal year-end adjustments and the absence of footnote disclosures). (c) Pro Forma Balance Sheet. The pro forma balance sheet of the Loan Parties and their Subsidiaries as of September 30, 2022 a copy of which has been delivered to Lender, fairly presents in all material respects, on a basis consistent with the Financial Statements referred to in Section 3.5(a), the consolidated financial position of the Borrower and its Subsidiaries as of such date, adjusted to give effect (as if such events had occurred on such date) to (i) the making of any Advances and the issuance of any Letters of Credit to be made on the Closing Date, (ii) the application of the proceeds therefrom as contemplated by the Loan Documents, and (iii) the payment of all legal, accounting and other fees related thereto to the extent known at the time of the preparation of such balance sheet. As of the date of such pro forma balance sheet and the date hereof, no Loan Party or any Subsidiary had or has any material liabilities, contingent or otherwise, including liabilities for Taxes, long term leases or forward or long term commitments, which are not properly reflected on such balance sheet. (d) Projections. The Projections delivered on the date hereof have been prepared by the Borrower in light of the past operations of its businesses, but including future payments of known contingent liabilities, including the Concorde Acquisition, and reflect projections for the period beginning on October 1, 2022 and ending on September 30, 2025, on a month-by-month basis for the first year and on a year-by-year basis thereafter. The Projections are based upon the same accounting principles as those used in the preparation of the Financial Statements described above and the estimates and assumptions stated therein, all of which the Borrower believes to be reasonable and fair in light of current conditions and current facts known to any Loan Party and, as of the Closing Date, reflect the Borrower’s good faith and reasonable estimates of the future financial performance of Borrower and its Subsidiaries for the period set forth therein. The Projections are not a guaranty of future performance, and actual results may differ materially from the Projections. (e) No Material Adverse Effect. Since June 30, 2022, there has been no Material Adverse Effect. 3.6. Litigation. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of each Loan Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against any Loan Party, any Subsidiary or any of their respective properties which individually or in the aggregate: (a) purport to affect or pertain to this Agreement, any other Loan Document, or any of the transactions contemplated hereby or thereby;

17 13724450v7 (b) would reasonably be expected to have, either individually or in the aggregate as to all Loan Parties, a Material Adverse Effect; or (c) seek an injunction or other equitable relief which would reasonably be expected to have, either individually or in the aggregate as to all Loan Parties, a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. As of the Closing Date, no Loan Party or any Subsidiary is the subject of an audit or, to each Loan Party’s knowledge, any review or investigation by any Governmental Authority (excluding the IRS and other taxing authorities) concerning the violation or possible violation of any requirement of Law. Borrower shall immediately disclose to Lender any changed circumstance or event, which causes any of the representations herein to be inaccurate or untrue. 3.7. Ownership of Property. Each Loan Party and each Subsidiary is the lawful owner of, has good and marketable title to and is in lawful possession of, or has valid leasehold interests in, all properties and other assets (real or personal, tangible, intangible or mixed) purported or reported to be owned or leased (as the case may be) by such Person, except as may have been disposed of in the Ordinary Course of Business or otherwise in compliance with the terms hereof. 3.8. No Default. No Default or Event of Default has occurred and is continuing. No Loan Party or any Subsidiary is in breach or default, nor has any Loan Party received any notice stating a breach or default may exist, under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, except for any such breach or default as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 3.9. Labor Matters. As of the Closing Date, there are no strikes or other labor disputes pending or, to any Loan Party’s knowledge, threatened against any Loan Party or any Subsidiary. Hours worked and payments made to the employees of the Loan Parties and the Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters. All payments due from the Loan Parties and the Subsidiaries, or for which any material claim may be made against any of them, on account of wages and employee and retiree health and welfare insurance and other benefits have been paid or accrued as a liability on their books, as the case may be. The consummation of the transactions contemplated by the Loan Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound. 3.10. Regulated Entities. No Loan Party or any Subsidiary is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company,” all within the meaning of the Investment Company Act of 1940.

18 13724450v7 3.11. Margin Regulations. None of the proceeds from the Advances have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which could reasonably be expected to cause any of the Advances to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board. 3.12. Compliance With Laws; Anti-Terrorism Laws. (a) Laws Generally. Each Loan Party and each Subsidiary is in compliance in all material respects with the requirements of all applicable Laws, except where noncompliance would not reasonably be expected to have a Material Adverse Effect. (b) Foreign Assets Control Regulations and Anti-Money Laundering. Each Loan Party and each Subsidiary and their respective directors, officers and employees and, to the best knowledge of each of them, their agents, is in compliance in all material respects with all applicable sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, or other relevant sanctions authority, and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it (collectively, “Sanctions”). No Loan Party or Subsidiary thereof and, to their knowledge, no Affiliate of a Loan Party, including, to their knowledge, any director, officer, employee or agent, is an individual or an entity that is (i) a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal or otherwise engage in business transactions, (ii) a Person who is otherwise the target of Sanctions such that a Person cannot deal or otherwise engage in business transactions with such Person, or (iii) is controlled by (including by virtue of such person being a director (or manager) or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List or a foreign government that is the target of Sanctions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under Law. (c) USA Patriot Act. The Loan Parties, each Subsidiary thereof and, to their knowledge, each of their Affiliates are in compliance with the Trading with the Enemy Act, and each of the foreign assets control regulations of the U.S. Treasury Department and any other enabling legislation or executive order relating thereto, the USA Patriot Act, and any other federal or state Laws relating to “know your customer” and anti-money laundering rules and regulations. No part of the proceeds of any Advance will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977. (d) None of the funds of any Loan Party that are used to repay any obligation under this Agreement shall constitute property of, or shall be beneficially owned directly or indirectly by, any Person that is the subject of Sanctions.

19 13724450v7 3.13. Taxes. All federal and state income Tax returns and all other material Tax returns, reports and statements required to be filed by or on behalf of each Loan Party and Subsidiary have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns, reports and statements are required to be filed and, except to the extent subject to a Permitted Contest, and all Taxes (including real property Taxes) and other charges shown to be due and payable in respect thereof owing by a Loan Party or a Subsidiary have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof. Each of the Loan Parties is solely a resident for tax purposes of the United States and has no office, branch or permanent establishment outside of the United States. 3.14. Compliance with ERISA. (a) ERISA Plans. Each ERISA Plan (and the related trusts and funding agreements) complies in form and in operation with, has been administered in compliance with, and the terms of each ERISA Plan satisfy the requirements of, applicable Law including ERISA and the IRC in all material respects. Each ERISA Plan which is intended to be qualified under Section 401(a) of the IRC is so qualified, and the IRS has issued a favorable determination or opinion letter with respect to each such ERISA Plan which may be relied on currently. No Loan Party or any Subsidiary has incurred liability for any material excise tax under any of Sections 4971 through 5000A of the IRC. (b) Pension Plans and Multiemployer Plans. During the thirty-six (36) month period prior to the Closing Date or the making of any Advance or the issuance of any Letter of Credit, (i) no steps have been taken to terminate any Pension Plan that could reasonably be expected to result in a material payment liability to any Loan Party or any Subsidiary and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under ERISA or the IRC. No condition exists or event or transaction has occurred with respect to any ERISA Plan or Multiemployer Plan which could result in the incurrence by any Loan Party or any Subsidiary of any material liability, fine, Tax or penalty. No Loan Party or any Subsidiary has incurred liability to the PBGC (other than for current premiums) with respect to any Pension Plan or Multiemployer Plan. Except as could not reasonably be expected to result in a material payment liability to any Loan Party or any Subsidiary, all contributions (if any) have been made on a timely basis to any Multiemployer Plan that are required to be made by any Loan Party, any Subsidiary or any ERISA Affiliate under the terms of the plan or of any collective bargaining agreement or by applicable Law. No Loan Party, Subsidiary or any ERISA Affiliate has withdrawn or partially withdrawn from any Multiemployer Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan. No Loan Party, Subsidiary or any ERISA Affiliate has received any notice with respect to any Multiemployer Plan, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise Tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the IRC, that any such plan is or may be terminated, or that any such plan is or may become insolvent. (c) ERISA Compliance. No Loan Party is as of the Closing Date, or will become on or after the Closing Date, (a) an employee benefit plan subject to Part 4 of Subtitle B

20 13724450v7 of Title I of ERISA, (b) a plan or account subject to Section 4975 of the IRC, (c) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the IRC, as determined pursuant to Section 3(42) of ERISA, or (d) a “governmental plan” within the meaning of Section 3(32) of ERISA. 3.15. Brokers. Except for fees contractually incurred by a Loan Party or Affiliate of a Loan Party and payable in full on or prior to the Closing Date, no Loan Party or Affiliate of a Loan Party has any obligation to any broker, finder or other intermediary in respect of any finder’s or brokerage fees in connection with any Loan Document. 3.16. Material Contracts. Except for the Organizational Documents and the other agreements set forth on Schedule 3.16 (collectively, the “Material Contracts”), as of the Closing Date there are no (a) employment agreements covering the management of any Loan Party or any Subsidiary, (b) collective bargaining agreements or other labor agreements covering any employees of any Loan Party or any Subsidiary, (c) agreements for managerial, consulting or similar services to which any Loan Party or any Subsidiary is a party or by which it is bound, (d) agreements regarding any Loan Party or any Subsidiary, its assets or operations or any investment therein to which any of its equity holders is a party or by which it is bound, (e) real estate leases, Intellectual Property licenses or other lease or license agreements to which any Loan Party or any Subsidiary is a party, either as lessor or lessee, or as licensor or licensee, or (f) customer, distribution, marketing or supply agreements to which any Loan Party or any Subsidiary is a party, in each case with respect to the preceding clauses (a), (c), (d), (e) and (f) involving payment of more than $5,000,000 in any year, or (g) partnership agreements to which any Loan Party is a general partner or joint venture agreements to which any Loan Party is a party. Schedule 3.16 sets forth, with respect to each real estate lease agreement to which any Loan Party or any Subsidiary is a party as of the Closing Date that is required to be listed pursuant to clause (e) above, the address of the subject property and the annual rental (or, where applicable, a general description of the method of computing the annual rental). The consummation of the transactions contemplated by the Loan Documents will not give rise to a right of termination in favor of any party (other than any Loan Party) to any Material Contract. 3.17. Environmental Compliance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) Hazardous Materials. Except in each case as set forth on Schedule 3.17(a), (i) to Borrower’s knowledge, no Hazardous Materials are located on any properties now or previously owned, leased or operated by any Loan Party or any Subsidiary or have been released into the environment, or deposited, discharged, placed or disposed of at, on, under or near any of such properties in a manner that would require the taking of any action under any Environmental Law and have given rise to, or could reasonably be expected to give rise to, remediation costs and expenses on the part of the Loan Parties in excess of $2,500,000; (ii) no portion of any such property is being used, or to Borrower’s knowledge, has been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials nor is any such property affected by any Hazardous Materials Contamination; and (iii) all oral or written notifications of a release of Hazardous Materials required to be filed by or on behalf of any Loan Party or any Subsidiary under any applicable Environmental Law have been filed or are in the process of being timely filed by or on behalf of the applicable Loan Party or Subsidiary.

21 13724450v7 (b) Notices Regarding Environmental Compliance. Except in each case as set forth on Schedule 3.17(b), no notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, and no penalty has been assessed and no investigation or review is pending, or to any Loan Party’s knowledge, threatened by any Governmental Authority or other Person with respect to, in any such case, any (i) alleged violation by any Loan Party or any Subsidiary of any Environmental Law, (ii) alleged failure by any Loan Party or any Subsidiary to have any Permits required in connection with the conduct of its business or to comply with the terms and conditions thereof, (iii) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials, or (iv) release of Hazardous Materials. (c) Properties Requiring Remediation. Except in each case as set forth on Schedule 3.17(c), no property now owned or leased by any Loan Party or any Subsidiary and, to the knowledge of each Loan Party, no such property previously owned or leased by any Loan Party, or any Subsidiary which any Loan Party or any Subsidiary has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to any Loan Party’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of federal, state or local enforcement actions or, to the knowledge of any Loan Party, other investigations which may lead to claims against any Loan Party or any Subsidiary for clean-up costs, remedial work, damage to natural resources or personal injury claims, including claims under CERCLA. (d) Underground Storage Tanks. Except in each case as set forth on Schedule 3.17(d), there are no underground storage tanks located on any property owned or leased by any Loan Party or any Subsidiary that are not properly registered or permitted under applicable Environmental Laws or, to Borrower’s knowledge, that are leaking or disposing of Hazardous Materials. (e) Environmental Liens. Except in each case as set forth on Schedule 3.17(e), there are no Liens under or pursuant to any applicable Environmental Laws on any real property or other assets owned or leased by any Loan Party or any Subsidiary, and no actions by any Governmental Authority have been taken or, to the knowledge of any Loan Party, are in process which could subject any of such properties or assets to such Liens. For purposes of this Section 3.17, each Loan Party and each Subsidiary shall be deemed to include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of such Loan Party. 3.18. Intellectual Property. Except as would not reasonably be expected to have a Material Adverse Effect, each Loan Party owns, is licensed to use or otherwise has the right to use, all Intellectual Property that is material to the condition (financial or other), business or operations of such Loan Party. Except as would not reasonably be expected to have a Material Adverse Effect, all Intellectual Property of each Loan Party is duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances. Each Loan Party and each Subsidiary, to its knowledge after due inquiry, conducts its business without infringement or claim of infringement of any material Intellectual Property rights of others

22 13724450v7 and there is no infringement or claim of infringement by others of any material Intellectual Property rights of any Loan Party or any Subsidiary. 3.19. Real Property Interests. Except for leasehold interests and ownership or other interests set forth on Schedule 3.19, no Loan Party or Subsidiary has, as of the Closing Date, any ownership, leasehold or other interest in real property. 3.20. Full Disclosure. The information (financial or otherwise) furnished by or on behalf of any Loan Party or any Subsidiary to Lender pursuant to the Loan Documents or in connection with the consummation of the transactions contemplated by the Loan Documents, when taken as a whole, at the time of disclosure does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made. All Projections delivered to Lender have been prepared on the basis of the assumptions stated therein. Such Projections represent the Loan Parties’ estimate of the future financial performance of the Loan Parties and their Subsidiaries and such assumptions were believed by the Loan Parties to be fair and reasonable in light of current business conditions at the time made; provided, that the Loan Parties can give no assurance that such Projections will be attained. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all material respects. 3.21. [Reserved]. 3.22. Insurance. Schedule 3.22 lists all insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Loan Party and Subsidiary, as well as a summary of the terms of each such policy. Each Loan Party and each Subsidiary thereof currently maintains all insurance that is required to be maintained pursuant to Section 4.4 hereof. 3.23. Deposit and Disbursement Accounts. Schedule 3.23 lists all banks and other financial institutions at which any Loan Party maintains deposit or other accounts as of the Closing Date and Schedule 3.23 correctly identifies the name, address and email of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. 3.24. [Reserved]. 3.25. [Reserved]. 3.26. Solvency. Both before and after giving effect to, as applicable with respect to any date of determination pursuant to the terms of this Agreement: (a) the Advances and Letter of Credit Obligations to be made or incurred on the Closing Date or such other date as Advances and Letter of Credit Obligations requested hereunder are made or incurred, (b) the disbursement of the proceeds of such Advances pursuant to the instructions of Borrower, and (c) the payment and accrual of all transaction costs in connection with the foregoing, each Loan Party is and will be Solvent. 3.27. Affiliate Transactions. Except as set forth on Schedule 3.27, as of the date of this Agreement there are no existing or proposed agreements, arrangements, understandings, or

23 13724450v7 transactions between any Loan Party and any of the officers, members, managers, directors, stockholders, parents, other interest holders, employees, or Affiliates (other than Subsidiaries) of any Loan Party or any members of their respective immediate families, that are required to be disclosed in accordance with the rules and regulations of the SEC. 3.28. Representations and Warranties in Loan Documents. All representations and warranties made by each Loan Party in the Loan Documents are true and correct in all material respects as of the Closing Date, the date of making of each Advance (or other extension of credit) and as of any date that any Loan Party is expressly obligated to confirm the same under this Agreement or any other Loan Document. 4. AFFIRMATIVE COVENANTS Each Loan Party executing this Agreement jointly and severally hereby agrees as to all Loan Parties that, from and after the date hereof and until the Termination Date: 4.1. Maintenance of Existence and Conduct of Business. (a) Each Loan Party shall and shall cause its Subsidiaries to: (i) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate and, as applicable, limited liability company or other organizational existence and its material rights and franchises; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (iii) at all times maintain, preserve and protect all of its assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and (iv) transact business only in such corporate (or, as applicable, limited liability company or other organizational) and trade names as are set forth in Schedule 4.1 (or otherwise set forth in any relevant joinder documentation or otherwise notified to Lender in writing), in each case of subsection (ii) through (iv) of this Section 4.1(a), except as would not reasonably be expected to have a Material Adverse Effect. (b) Without limiting the generality of the foregoing and notwithstanding any limitation contained therein, each Loan Party shall maintain in full force and effect, to the extent material to the conduct of its business, (i) its status as an “eligible institution,” as defined in 34 C.F.R. Sections 600.2 and 600.5 (to the extent applicable), (ii) its eligibility to participate in all Title IV Programs in which and to the extent that it currently participates, (iii) its Accreditations, and (iv) its licenses to provide postsecondary education in all jurisdictions where it is so licensed. 4.2. Payment of Charges. (a) Subject to Section 4.2(b), each Loan Party shall, and shall cause each of its Subsidiaries to, pay and discharge or cause to be paid and discharged promptly all Charges payable by it, including (i) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to Tax, social security and unemployment withholding with respect to its employees, (ii) lawful claims for labor, materials, supplies and services or otherwise, and (iii) all storage or rental charges payable to warehousemen, processors and bailees, in each case, before any thereof shall become past due, except in the case of clauses

24 13724450v7 (ii) and (iii) where the failure to pay or discharge such Charges would not result in liabilities in excess of $5,000,000 as to all Loan Parties. (b) Each Loan Party may in good faith contest, by appropriate proceedings, the validity or amount of any Charges, Taxes or claims described in Section 4.2(a); provided, that (i) adequate reserves with respect to such contest are maintained on the books of such Loan Party, in accordance with GAAP; (ii) no Lien shall be imposed to secure payment of such Charges that is superior to any of the Liens securing payment of the Obligations and such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges, (iii) none of the Collateral becomes subject to forfeiture or loss as a result of such contest, and (iv) such Loan Party shall promptly pay or discharge such contested Charges, Taxes or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Lender evidence reasonably acceptable to Lender of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Loan Party or the conditions set forth in this Section 4.2(b) are no longer met. 4.3. Books and Records. Each Loan Party shall, and shall cause each of its Subsidiaries to, keep adequate books and records with respect to its business activities from which the Borrower may prepare consolidated financial statements in accordance with GAAP and on a basis consistent with the Financial Statements delivered to Lender on or prior to the Closing Date. 4.4. Insurance; Damage to or Destruction of Collateral. (a) The Loan Parties shall, and shall cause each of their Subsidiaries to, at their sole cost and expense, maintain policies of insurance of the types and in amounts that are customary for businesses comparable in size to the Borrower and its Subsidiaries and operating in the same business as the Loan Parties. Such policies of insurance (or the lender’s loss payable and additional insured endorsements delivered to Lender) shall contain provisions pursuant to which the insurer agrees to provide 30 days (or 10 days in the case of non-payment) prior written notice to Lender in the event of any non-renewal, cancellation or amendment of any such insurance policy. If any Loan Party or any such Subsidiary at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, Lender may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that Lender deems advisable. Lender shall have no obligation to obtain insurance for any Loan Party or any such Subsidiary or pay any premiums therefor. By doing so, Lender shall not be deemed to have waived any Default or Event of Default arising from the failure of such Loan Party or Subsidiary to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable attorneys’ fees, court costs and other charges related thereto, shall be payable on demand by Borrower to Lender and shall be additional Obligations hereunder secured by the Collateral. (b) Each Loan Party shall deliver to Lender, in form and substance reasonably satisfactory to Lender, endorsements to (i) all special form (“all risk”) and business interruption insurance naming Lender as lender loss payee, and (ii) all general liability and other liability policies naming Lender as additional insured. Each Loan Party irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender), so long as any Event of Default has occurred and is continuing, as each Loan Party’s true and lawful attorney in fact for

25 13724450v7 the purpose of making, settling and adjusting claims under such special form policies of insurance, endorsing the name of each Loan Party on any check or other item of payment for the proceeds of such special form policies of insurance and for making all determinations and decisions with respect to such special form policies of insurance. Lender shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of-attorney. The Loan Parties shall promptly notify Lender of any loss, damage, or destruction to the Collateral in the amount of $5,000,000 or more, whether or not covered by insurance. 4.5. Compliance with Laws. Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all federal, state, local and foreign Laws and regulations applicable to it, including ERISA, labor Laws, and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each Loan Party and each Subsidiary will maintain in effect policies and procedures reasonably designed to ensure compliance by them and their respective directors, officers, employees and agents with applicable Sanctions. Each Loan Party and each Subsidiary will comply with commercially reasonable requests by Lender for information or documentation regarding each Loan Party’s and Subsidiary’s compliance with any applicable Law. Without limiting the generality of the foregoing, Borrower will, and will cause each Subsidiary to, comply with (i) all applicable Laws, the violation of which would materially impair the eligibility of Borrower or any Subsidiary to participate, if applicable, in Title IV Programs, (ii) the federal Truth-in-Lending Act, 15 U.S.C. § 1601 et seq., and all other consumer credit laws applicable to Borrower or any Subsidiary in connection with the advancing of student loans, except for such laws and regulations the violation of which, in the aggregate, will not have a Material Adverse Effect, (iii) all statutory and regulatory requirements for authorization to provide post-secondary education in the jurisdictions in which its educational facilities are located, except for such requirements the violation of which will not have a Material Adverse Effect, (iv) if applicable, all requirements for continuing its Accreditations, except for such requirements the violation of which will not have a Material Adverse Effect, and (v) all requirements concerning the limitation on the receipt of Title IV Program funding under the “90/10 Rule” codified at 34 C.F.R. § 600.5(d) and HEA except for such requirements, the violation of which would not have a Material Adverse Effect. In addition, except as would not have a Material Adverse Effect, the Borrower will, and will cause each Subsidiary to, maintain a cohort default rate for any School that shall not exceed as of the end of any Fiscal Year: (A) the maximum percentage permitted by the DOE for the applicable three consecutive cohort fiscal years in order for such School to participate in Title IV Programs or (B) the maximum percentage permitted by the DOE for the applicable cohort fiscal year in order for such School to participate in Title IV Programs. For purposes of this Section 4.5, a “cohort fiscal year” is a twelve month period commencing on October 1 of a year and ending on September 30 of the following year. 4.6. Intellectual Property. Each Loan Party will, and will cause each of its Subsidiaries to, conduct its business and affairs without infringement of or interference with any Intellectual Property of any other Person and shall comply in with the terms of its Licenses, except in each case to the extent any failure to do the foregoing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.7. Environmental Matters. Each Loan Party shall and shall cause each of its Subsidiaries to: (a) conduct its operations and keep and maintain its Real Estate in compliance

26 13724450v7 with all Environmental Laws and Environmental Permits other than noncompliance that could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate in all material respects; (c) notify Lender promptly after such Loan Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities in excess of $5,000,000 and (d) promptly forward to Lender a copy of any order, notice, request for information or any communication or report received by such Loan Party in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $5,000,000 in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Lender at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Loan Party or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, that, in each case, would reasonably be expected to have a Material Adverse Effect, then each Loan Party shall, upon Lender’s written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at the Loan Parties’ expense, as Lender may from time to time reasonably request, which shall be conducted by reputable environmental consulting firms reasonably acceptable to Lender and shall be in form and substance reasonably acceptable to Lender, and (ii) permit Lender or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Lender deems appropriate, including subsurface sampling of soil and groundwater. The Loan Parties shall reimburse Lender for the costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder. 4.8. Bank Products. Each Loan Party shall undertake commercially reasonable efforts to utilize the Lender as its primary provider of Bank Products, including as holder of its primary depository and remittance accounts. 4.9. Maintenance of Property; Material Contracts. Each Loan Party shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and shall make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The Loan Parties will notify Lender in writing, within five (5) Business Days after the earlier of when a Loan Party learns, or is notified of the occurrence, of any breach by a Loan Party of, a notice of termination or acceleration of, or any demand for adequate assurances under, any Material Contract. 4.10. Inspection of Property and Books and Records; Appraisals. Each Loan Party shall, and shall cause each of its Subsidiaries to, with respect to each owned, leased, or controlled property, during normal business hours and upon reasonable advance notice (unless an

27 13724450v7 Event of Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times during the continuance thereof): (i) provide access to such property to Lender and any of its Related Persons, as frequently as Lender determines to be appropriate; and (ii) permit Lender and any of its Related Persons to conduct field examinations, audit, inspect and make extracts and copies from all of such Loan Party’s books and records, in each instance, at the Loan Parties’ expense; provided, the Loan Parties shall only be obligated to reimburse Lender for the expenses for two such field examinations, audits and inspections per year, unless an Event of Default has occurred and is continuing. 4.11. Use of Proceeds. Borrower shall use the proceeds of the Advances solely as follows: (a) to pay costs and expenses required to be paid pursuant to Section 10.1, (b) to fund all or part of the Concorde Acquisition, and (c) for working capital, capital expenditures, Permitted Acquisitions and other general corporate (and, as applicable, limited liability company or other organizational) purposes not in contravention of any requirement of Law and not in violation of this Agreement or the other Loan Documents. 4.12. Further Assurances. (a) Each Loan Party shall, and shall cause each of its Subsidiaries to, ensure that all written information, exhibits and reports furnished to Lender, when taken as a whole, at the time furnished do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to Lender and correct any material defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof. (b) Promptly upon request by Lender, the Loan Parties shall and, subject to the limitations set forth herein and in the Collateral Documents, shall cause each of their Subsidiaries to take such additional actions and execute such documents as Lender may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to Lender the rights granted or now or hereafter intended to be granted to Lender under any Loan Document. Without limiting the generality of the foregoing and except as otherwise approved in writing by Lender, the Loan Parties shall cause each of their Domestic Subsidiaries, any Person acquired, formed or created as a result of a statutory division of a Loan Party, and any former Immaterial Subsidiary, within thirty (30) days (or such longer period to which Lender consents in its sole discretion) after formation, creation or acquisition thereof, or the cessation of such Domestic Subsidiary to be an Immaterial Subsidiary, as applicable, to guaranty the Obligations and grant to Lender a security interest in such Person’s personal property, subject to the limitations set forth herein and in the applicable Collateral Documents, to secure such guaranty. (c) Furthermore and except as otherwise approved in writing by Lender, each Loan Party shall pledge all of the Stock of each of the Subsidiaries directly owned by it to Lender

28 13724450v7 to secure the Obligations, concurrently with such Loan Party becoming a Loan Party. In connection with each pledge of Stock, the Loan Parties shall deliver, or cause to be delivered, to Lender, irrevocable proxies and stock powers and/or assignments, as applicable, duly executed in blank. (d) The Loan Parties shall deliver, or cause to be delivered, to Lender appropriate resolutions, secretary certificates, certified Organizational Documents and, if requested by Lender, legal opinions relating to the matters described in this Section 4.12 (which opinions shall be in form and substance reasonably acceptable to Lender and, to the extent applicable, substantially similar to the opinions delivered on the Closing Date), in each instance with respect to each Loan Party formed or acquired after the Closing Date. In addition to, and without limiting, any of the foregoing, promptly following any request therefor, the Loan Parties shall deliver, or cause to be delivered, to Lender: (i) such other information regarding the operations, material changes in ownership of Stock, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as Lender may reasonably request and (ii) information and documentation reasonably requested by Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. 5. NEGATIVE COVENANTS Each Loan Party executing this Agreement jointly and severally hereby agrees as to all Loan Parties that, without the consent of Lender, from and after the date hereof and until the Termination Date: 5.1. Asset Dispositions, Etc. Except as expressly permitted under Section 5.8 or Section 5.13, no Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer, undergo a statutory division or otherwise dispose of (whether in one or a series of transactions) any property (including the Stock of any Subsidiary, whether in a public or a private offering or otherwise, and accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except: (a) dispositions in the Ordinary Course of Business to any Person other than an Affiliate of a Loan Party, of (i) Inventory (provided, however, that a sale in the Ordinary Course of Business will not include a transfer in total or partial satisfaction of any liabilities) or (ii) worn-out or surplus Equipment having a book value not exceeding $10,000,000 in the aggregate in any Fiscal Year as to all Loan Parties and subject to the provisions of Section 2.2(b)(ii); (b) dispositions not otherwise permitted hereunder which are made for fair market value and the mandatory prepayment in the amount of net proceeds of such disposition is made if and to the extent required by Section 2.2(b); provided, that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) not less than 100% of the aggregate consideration for such disposition shall be paid in cash, and (iii) the aggregate fair market value of all assets so sold by the Loan Parties and their Subsidiaries, together, shall not exceed in any Fiscal Year $10,000,000;

29 13724450v7 (c) (i) dispositions of Cash Equivalents in the Ordinary Course of Business made to a Person that is not an Affiliate of any Loan Party and (ii) conversions of Cash Equivalents into cash or other Cash Equivalents; and (d) dispositions from (i) a Loan Party to a Loan Party or (ii) from a non-Loan Party Subsidiary to another non-Loan Party Subsidiary. 5.2. Investments; Loans and Advances. Except as otherwise expressly permitted by this Section 5.2, no Loan Party shall, nor shall it permit any of its Subsidiaries to, make or permit to exist any Investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except that: (a) each Loan Party and its Subsidiaries may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to such Loan Party or Subsidiary pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the Ordinary Course of Business, consistent with past practices; (b) each Loan Party and its Subsidiaries may maintain its existing Investments in its Subsidiaries made as of the Closing Date; (c) each Loan Party may maintain deposit and other accounts in accordance with Section 4.8; (d) each Loan Party may make Permitted Acquisitions; (e) each Loan Party may otherwise make Investments consisting of Cash Equivalents; and (f) (i) each Loan Party may make Investments in other Loan Parties, (ii) each non-Loan Party Subsidiary may make Investments in each Loan Party and (iii) the Loan Parties may make Investments in non-Loan Party Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time outstanding pursuant to this clause (iii). 5.3. Indebtedness. No Loan Party shall, nor shall it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except (without duplication): (a) Indebtedness secured by purchase money security interests and Capital Leases permitted in Section 5.7(c); (b) the Advances and the other Obligations; (c) unfunded employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable Law;

30 13724450v7 (d) existing Indebtedness described on Schedule 5.3 and refinancings thereof or amendments or modifications thereof that do not have the effect of increasing the principal amount thereof (except for increases by any amount necessary to cover reasonable fees and expenses incurred in connection therewith) or changing the amortization thereof (other than to extend the same) and that are otherwise on terms and conditions no less favorable (except for any increase in interest or fee rates to then-market rates) to any Loan Party or Lender, as determined by Lender, than the terms of the Indebtedness being refinanced, amended or modified; (e) to the extent constituting Indebtedness, Contingent Obligations permitted pursuant to Section 5.6; (f) Indebtedness consisting of intercompany loans and advances made by Borrower to any other Loan Party or by any Guarantor to Borrower; provided, that: (A) Borrower shall have executed and delivered to each such Guarantor, and each such Guarantor shall have executed and delivered to Borrower, on the date of such loan or advance, a demand note (collectively, the “Intercompany Notes”) to evidence any such intercompany Indebtedness owing at any time by Borrower to such Guarantor or by such Guarantor to Borrower, which Intercompany Notes shall be in form and substance reasonably satisfactory to Lender and shall be pledged and delivered to Lender pursuant to the Guaranty and Security Agreement as additional collateral security for the Obligations; (B) Borrower shall record all Intercompany Notes on its books and records in a manner reasonably satisfactory to Lender; (C) the obligations of each Loan Party under any such Intercompany Notes shall be subordinated to the Obligations in a manner reasonably satisfactory to Lender; (D) at the time any such Intercompany Note is made by Borrower and after giving effect thereto, Borrower shall be Solvent; and (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed Intercompany Note; (g) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (h) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the Ordinary Course of Business; (i) Indebtedness incurred pursuant to Section 5.2(f) of this Agreement; and (j) other Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding. 5.4. Employee Loans and Affiliate Transactions. No Loan Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction with any Affiliate of such Loan Party or of any such Subsidiary, except: (a) as expressly permitted by this Agreement;

31 13724450v7 (b) in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of such Loan Party or Subsidiary upon fair and reasonable terms no less favorable to such Loan Party or Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of Borrower or such Subsidiary, in each case, exclusive of any loans or advances except to the extent expressly permitted by Sections 5.3(f), 5.4(c) and 5.4(d); (c) transactions between Loan Parties or between non-Loan Party Subsidiaries; and (d) transactions with Affiliates existing as of the Closing Date and described in Schedule 5.4. 5.5. Capital Structure and Business. Except as expressly permitted under Section 5.8 or Section 5.13 no Subsidiary shall, nor shall it permit any of its Subsidiaries to, make any material changes in its equity structure or issue any Stock; nor shall any Loan Party otherwise amend any of its Organizational Document in any material respect, in each case, which would be materially adverse to Lender. No Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any line of business other than the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof consistent with Borrower’s Growth and Diversification Strategy). 5.6. Contingent Obligations. No Loan Party shall, nor shall it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Contingent Obligations except in respect of the Obligations and except: (a) endorsements for collection or deposit in the Ordinary Course of Business; (b) Rate Contract Obligations to Lender or its Affiliates; (c) Contingent Obligations of the Loan Parties and their Subsidiaries existing as of the Closing Date and listed on Schedule 5.6, including extensions and renewals thereof which do not increase the amount of such Contingent Obligations or impose materially more restrictive or adverse terms on the Loan Parties and their Subsidiaries as compared to the terms of the Contingent Obligation being renewed or extended; (d) Contingent Obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to Lender title insurance policies; (e) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 5.1(b); (f) Contingent Obligations arising under Letters of Credit; (g) Contingent Obligations arising under guaranties made in the Ordinary Course of Business of obligations of any Loan Party, which obligations are otherwise permitted hereunder; provided, that if such obligation is subordinated to the Obligations, such guaranty shall be subordinated to the same extent; and

32 13724450v7 (h) Contingent Obligations under the Loan Documents. 5.7. Liens. No Loan Party shall, nor shall it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on or with respect to its Accounts or any of its other properties or assets (whether now owned or hereafter acquired) except for the following: (a) Permitted Encumbrances; (b) Liens in existence on the date hereof and summarized on Schedule 5.7 securing Indebtedness described on Schedule 5.3 and permitted refinancings, extensions and renewals thereof, including extensions or renewals of any such Liens; provided, that the principal amount so secured is not increased and the Lien does not attach to any other property; and (c) Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Loan Party in the Ordinary Course of Business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than $10,000,000 outstanding at any one time for all such Liens (provided that such Liens attach only to the Equipment and Fixtures subject to such purchase money debt and such Indebtedness is incurred within 20 days following such purchase and does not exceed 100% of the purchase price of the subject assets). In addition, no Loan Party shall, nor shall it permit any of its Subsidiaries to, become a party to any agreement, note, indenture or instrument, or take any other action, that would prohibit the creation of a Lien on any of its properties or other assets in favor of Lender as additional collateral for the Obligations, except operating leases, Capital Leases or Licenses permitted hereunder which prohibit Liens solely upon the assets that are subject thereto. 5.8. Consolidations and Mergers. No Loan Party shall, nor shall it permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person or undergo any statutory division, except (a) as expressly permitted by Sections 5.1 and 5.2 and (b) upon not less than 15 Business Days prior written notice to Lender, (i) any Subsidiary of Borrower may merge with, dissolve or liquidate into (in each case in accordance with applicable Law) Borrower or a Wholly-Owned Subsidiary of Borrower which is a Domestic Subsidiary; provided, that (A) Borrower or such Wholly-Owned Subsidiary which is a Domestic Subsidiary shall be the continuing or surviving entity (and Borrower shall be the continuing or surviving entity if Borrower is a party to such transaction), (B) the Loan Parties provide Lender with copies of all applicable documentation relating thereto, and (C) all actions required to maintain perfected Liens on the Stock of the surviving entity and other Collateral in favor of Lender shall have been completed and (ii) any Foreign Subsidiary may merge with or dissolve or liquidate into another Foreign Subsidiary; provided, that the Loan Parties provide Lender with copies of all applicable documentation relating thereto. 5.9. ERISA. No Loan Party shall, nor shall cause or permit any of its Subsidiaries or ERISA Affiliates to, cause or permit to occur (a) an event that could result in the

33 13724450v7 imposition of a Lien under Section 430 or 6321 of the IRC or Section 303 or 4068 of ERISA or (b) an ERISA Event to the extent such ERISA Event would reasonably be expected to result in Taxes, penalties and other liability in excess of $2,500,000 in the aggregate. 5.10. Hazardous Materials. No Loan Party shall, nor shall it permit any of its Subsidiaries to, cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than, in each case, such violations or Environmental Liabilities that would not reasonably be expected to have a Material Adverse Effect. 5.11. Sale Leasebacks. No Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any sale leaseback, synthetic lease or similar transaction involving any of its assets, except a transaction (a) that concerns unencumbered real property of such Loan Party or Subsidiary which is continuing in use for substantially the same purpose or purposes as such real property being sold or transferred was previously utilized in connection with the Loan Party’s or Subsidiary’s business, (b) that involves assets which in the aggregate do not exceed of Ten Million dollars ($10,000,000), and (c) where the Borrower or another Loan Party receives not less than 100% of the sale consideration. 5.12. Restricted Payments. No Loan Party shall, nor shall it permit any of its Subsidiaries to, declare or make any Restricted Payments except that: (a) (i) any Wholly-Owned Subsidiary of Borrower may declare and pay dividends to Borrower or any Wholly-Owned Subsidiary of Borrower, and (ii) any Loan Party or Subsidiary may declare and make dividend payments or other distributions payable solely in its Stock; (b) Borrower may redeem or repurchase Stock and make Preferred Dividends, provided all of the following conditions are satisfied: (i) no Default or Event of Default has occurred and is continuing or would arise as a result of such Restricted Payment; and (ii) after giving effect to such Restricted Payment, the Loan Parties are in compliance on a pro forma basis with the covenants set forth in Sections 6.1, 6.2, and 6.4 recomputed for the most recent Fiscal Quarter for which financial statements have been delivered. 5.13. Change of Corporate Name or Location; Change of Fiscal Year. No Loan Party shall, nor shall it permit any of its Subsidiaries to, (a) change its name as it appears in official filings in the state of its incorporation or other organization, (b) change its chief executive office, principal place of business, business offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, unless in each case (i) at least 30 days prior written notice (or such later notice as is acceptable to Lender in its sole

34 13724450v7 discretion) is given by such Loan Party to Lender and Lender has provided written acknowledgment that any reasonable action requested by Lender in connection therewith, including to continue the perfection of any Liens in favor of Lender in any Collateral, has been completed or taken, (ii) the priority of all Liens in favor of Lender is not adversely affected, and (iii) any such new location shall be in the continental United States. No Loan Party shall change its Fiscal Year without Lender’s prior written consent. 5.14. No Restriction on Distributions; No Negative Pledges. (a) Except pursuant to the Loan Documents, no Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Loan Party or any Subsidiary to pay dividends or make any other distribution on any of the Stock of such Loan Party or Subsidiary or to pay fees, including management fees, or make other payments and distributions to Borrower or any other Loan Party. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into, assume or become subject to any contractual obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of Lender, whether now owned or hereafter acquired except in connection with any document or instrument governing Liens permitted pursuant to Section 5.7(c) provided that any such restriction contained therein relates only to the asset or assets subject to such permitted Liens. (b) No Loan Party or any Subsidiary shall issue any Stock (i) if such issuance would result in an Event of Default under Section 9.1(l) and (ii) with respect to each direct Subsidiary of a Loan Party, unless such Stock is pledged to Lender as security for the Obligations, on substantially the same terms and conditions as the Stock of the direct Subsidiaries of the Loan Parties is pledged to Lender as of the Closing Date. 5.15. [Intentionally Omitted.] 5.16. Affiliate Compensation and Fees. No Loan Party shall, nor shall it permit any of its Subsidiaries to, pay any management, consulting or similar fees to any Affiliate of any Loan Party or to any officer, director (or manager) or employee of any Loan Party or any Affiliate of any Loan Party except payment of: (a) reasonable compensation to officers and employees for actual services rendered to the Loan Parties in the Ordinary Course of Business; and (b) reasonable outside directors’ (or managers’) fees and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director (or manager) meetings 5.17. Margin Stock; Use of Proceeds. No Loan Party shall, nor shall it permit any of its Subsidiaries to, use any portion of the Advance proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Loan Party or Subsidiary or others incurred to purchase or carry Margin Stock, or otherwise in any manner which is in contravention of any requirement of applicable Law or in violation of this Agreement.

35 13724450v7 5.18. Sanctions; Use of Proceeds. No Loan Party shall, nor shall it permit any of its Subsidiaries to, fail to comply with the Laws, regulations and executive orders referred to in Section 3.12. No Loan Party will, directly or indirectly, use the proceeds of the Advances or Letters of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Advances or Letters of Credit, whether as Lender, underwriter, advisor, investor, or otherwise). 6. FINANCIAL COVENANTS 6.1. Total Leverage Ratio. The Borrower shall not permit the Total Leverage Ratio to be greater than 3.00 to 1.00 as of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending on or after December 31, 2022. 6.2. Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00 as of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2022. 6.3. Financial Responsibility Composite Score. Except as would not have a Material Adverse Effect, the Borrower shall not permit the Financial Responsibility Composite Score to be less than (i) 1.4 as of the end of any Fiscal Year, commencing with the Fiscal Year ending September 30, 2023, and (ii) 1.5 as of the end of any Fiscal Year, commencing with the Fiscal Year ending September 30, 2024. 6.4. Quick Ratio. Borrower shall maintain a Quick Ratio of (i) 0.85 to 1.00 or greater at all times on or prior to the Fiscal Quarter ending September 30, 2024, and (ii) 0.65 to 1.00 or greater at all times thereafter. For purposes of determining satisfaction of any term or condition that requires compliance on a pro forma basis with the covenants set forth in Sections 6.1 and 6.2 prior to the date the Borrower delivers financial statements for the Fiscal Quarter ending December 31, 2022, compliance will be determined based on the most recently filed 10K or 10Q of the Borrower, and will assume that the financial covenant levels applicable on December 31, 2022 are applicable on the last day of the fiscal period covered by such 10-K or 10-Q filed with the SEC. 7. FINANCIAL STATEMENTS AND INFORMATION 7.1. Reports and Notices. (a) Financial Statements and Projections. Each Loan Party executing this Agreement hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver or cause to be delivered to Lender (it being agreed that any information which is publicly available from the SEC’s website shall have been delivered to Lender) the Financial Statements, notices, Projections and other information at the times, to the Persons and in the manner set forth below:

36 13724450v7 (i) Within thirty (30) days after filing, a copy Borrower’s annual report on form 10-K filed with the SEC; (ii) Within thirty (30) days after filing, a copy Borrower’s quarterly report on form 10-Q filed with the SEC; (iii) Within ninety (90) days after the end of each Fiscal Year of Borrower, a projected income statement substantially in the form attached as Schedule 7.1(a)(iii) for the subsequent Fiscal Year prepared in accordance with GAAP; (iv) Within thirty (30) days after filing the annual report on form 10-K or each quarterly report on form 10-Q of Borrower, a Compliance Certificate substantially in the form attached as Schedule 7.1(a)(iv) to the Lender demonstrating compliance with the Financial Covenants, certified by a Responsible Officer of Borrower. (b) [Reserved] (c) [Reserved] (d) Default Notices. As soon as practicable, and in any event within 5 Business Days after an executive officer of any Loan Party has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse Effect, written notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof. (e) Regulatory Filings. As soon as practicable, and in any event within 5 Business Days after the same are available, copies of each annual report or proxy statement sent to the equity holders of the Borrower or any Subsidiary, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower or any Subsidiary may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Lender pursuant hereto (it being agreed that any information which is publicly available from the SEC’s website shall have been delivered to Lender); (f) Regulatory Investigations. As soon as practicable, and in any event within 5 Business Days after receipt thereof by the Borrower or any Subsidiary, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency (other than reviews of the Borrower’s periodic reports in the ordinary course) regarding financial or other operational results of the Borrower or any Subsidiary; (g) [Reserved] (h) [Reserved] (i) Supplemental Schedules. Supplemental disclosures, if any, required by Section 4.6.

37 13724450v7 (j) Litigation. In writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against any Loan Party that (i) seeks damages in excess of $5,000,000, (ii) seeks injunctive relief, (iii) is asserted or instituted against any ERISA Plan, its fiduciaries or its assets or against any Loan Party or ERISA Affiliate in connection with any ERISA Plan, (iv) alleges criminal misconduct by any Loan Party, or (v) alleges the violation of any Law regarding, or seeks remedies in connection with, any Environmental Liabilities. (k) Insurance Notices. Disclosure of losses or casualties required by Section 4.4. (l) Lease Default Notices. (i) Within 5 Business Days after receipt thereof, copies of any and all material default notices received under or with respect to any leased location where any material portion of the Collateral is located, and (ii) such other notices or documents as Lender may reasonably request. (m) Rate Contracts. Within 2 Business Days after entering into such agreement or amendment, copies of all interest rate, commodity or currency hedging agreements or amendments thereto entered into by any Loan Party and a counterparty other than Lender. (n) Other Documents. Promptly following any request therefor, such other information regarding the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of any Loan Party’s or any of its Subsidiaries’ business or financial condition as Lender shall, from time to time, reasonably request. 8. CONDITIONS PRECEDENT. 8.1. Conditions to the Initial Advances. Lender shall not be obligated to make any Advance or incur any Letter of Credit Obligations on the Closing Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner reasonably satisfactory to Lender, or waived in writing by Lender: (a) Credit Agreement; Loan Documents. This Agreement and the other Loan Documents or counterparts hereof and thereof shall have been duly executed by, and delivered to, Borrower, each other Loan Party, and Lender; and Lender shall have received such documents, instruments, agreements and legal opinions as Lender shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, each in form and substance reasonably satisfactory to Lender. (b) Approvals. Lender shall have received (i) satisfactory evidence that the Loan Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents or (ii) an officer’s certificate in form and substance reasonably satisfactory to Lender affirming that no such consents or approvals are required. (c) Payment of Fees. Borrower shall have paid the Fees and expenses required to be paid on the Closing Date in the respective amounts specified in Section 2.4(e), and shall have reimbursed Lender for all Fees, costs and expenses of closing presented as of the Closing Date.

38 13724450v7 (d) Capital Structure: Other Indebtedness. The capital structure of each Loan Party and Subsidiary and the terms and conditions of all Indebtedness of each Loan Party and Subsidiary shall be acceptable to Lender in its sole discretion. (e) KYC Information; Beneficial Ownership. Lender shall have received (i) documentation and other information reasonably requested by Lender in order to comply with applicable Law, including the USA PATRIOT Act, and (ii) to the extent Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification. (f) Initial Draw. The Initial Draw shall be advanced to an account of Borrower’s at Fifth Third or its Affiliate and held until satisfaction of all conditions precedent to the Concorde Acquisition have been met. 8.2. Further Conditions to Each Advance. Lender shall not be obligated to fund any Advance, convert or continue any Advance as a Tranche Rate Loan or a Daily Simple SOFR Rate Loan, or incur any Letter of Credit Obligation, if, as of the date thereof: (a) any representation or warranty by any Loan Party contained herein or in any other Loan Document, or which are contained in any certificate or other document furnished at any time under or in connection herewith or therewith, is or becomes untrue or incorrect in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality or Material Adverse Effect in the text thereof), except to the extent that such representation or warranty expressly relates to an earlier date in which case such representation or warranty is untrue or incorrect in any material respect as of such earlier date (except that such material qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) and, in each case, except for changes therein expressly permitted or expressly contemplated by this Agreement; (b) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance (or the incurrence of any Letter of Credit Obligation); (c) after giving effect to any Advance (or the incurrence of any Letter of Credit Obligations), the outstanding aggregate amount of the Revolving Exposure would exceed the Revolving Loan Commitment; or (d) an event shall have occurred, or a condition shall exist, that has or could be reasonably expected to have a Material Adverse Effect. The request and acceptance by Borrower of the proceeds of any Advance (including the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Advance into, or as, a Tranche Rate Loan or Daily Simple SOFR Rate Loan) shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by each Loan Party that the conditions in this Section 8.2 have been satisfied and (ii) a reaffirmation by each Loan Party of the granting and continuance of Lender’s Liens on the Collateral pursuant to the Collateral Documents. 9. EVENTS OF DEFAULT; RIGHTS AND REMEDIES

39 13724450v7 9.1. Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor and whether or not caused by or within the control of any Loan Party) shall constitute an “Event of Default” hereunder: (a) Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Advances or any of the other Obligations when due and payable, including any failure to cure any Overadvance in accordance with Section 2.2(b)(i), or (ii) fails to pay or reimburse Lender for any expense reimbursable hereunder or under any other Loan Document within 5 days following Lender’s demand for such reimbursement or payment of expenses; or (b) Any Loan Party fails or neglects to perform, keep or observe any of the provisions of Sections 3.12, 4.1(a)(i), 4.4, 4.8, 4.9 4.10, 4.12, 5, 6.1, 6.2 or 6.4, respectively; or (c) Any Loan Party fails or neglects to perform, keep or observe any of the provisions of Section 7, and the same shall remain unremedied for 3 Business Days or more; provided, however, that the Loan Parties shall not have the right to cure any default under Section 7 if any such default has occurred more than three (3) times in any 12 month period; or (d) Any Loan Party fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 9.1) and the same shall remain unremedied for 30 days or more; provided, however, that such 30-day cure period shall not apply to: (i) a breach of any provision that cannot be cured or (ii) a breach or default of any other Loan Document if a period of cure is expressly provided for in such other Loan Document with respect to a breach or default under such other Loan Document; or (e) A default or breach occurs under any agreement, document or instrument to which any Loan Party is a party (determined exclusive of the Loan Documents) that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness or Contingent Obligations (determined exclusive of the Obligations) of any Loan Party and the aggregate principal amount of such Indebtedness or Contingent Obligation is in excess of $2,000,000 in the aggregate (including (x) undrawn committed or available amounts and (y) amounts owing to all creditors under any combined or syndicated credit arrangements), or (ii) causes, or permits any holder of such Indebtedness or Contingent Obligations or a trustee to cause, Indebtedness or Contingent Obligations or a portion thereof in excess of $2,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or cash collateral to be demanded in respect thereof, in each case, regardless of whether such default is waived, or such right is exercised, by such holder or trustee; or (f) Any representation or warranty herein or in any Loan Document or in any written statement, report, Financial Statement or certificate made or delivered to Lender by any Loan Party is untrue or incorrect in any material respect as of the date when made or deemed made; or

40 13724450v7 (g) Assets of any Loan Party with a fair market value of $2,000,000 or more are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any Loan Party and such condition continues for 30 days or more; or (h) A case or proceeding is commenced against any Loan Party seeking a decree or order in respect of such Loan Party (i) under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar Law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Loan Party or for any substantial part of any such Loan Party’s assets, or (iii) ordering the winding up or liquidation of the affairs of such Loan Party, and such case or proceeding shall remain undismissed or unstayed for 60 days or more or a decree or order granting the relief sought in such case or proceeding is granted by a court of competent jurisdiction; or (i) Any Loan Party (i) files a petition seeking relief under the Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar Law, (ii) consents to or fails to contest in a timely and appropriate manner to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Loan Party or for any substantial part of any such Loan Party’s assets, (iii) makes an assignment for the benefit of creditors, or (iv) takes any action in furtherance of any of the foregoing, or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due; or (j) (i) A final judgment or judgments for the payment of money in excess of $2,000,000 in the aggregate at any time are outstanding against one or more of the Loan Parties (which judgments are not covered by insurance policies as to which liability has been accepted by the insurance carrier), and the same are not, within 30 days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay, (ii) any action shall be taken by a judgment creditor to attach or levy upon any property of any Loan Party to enforce any such judgment under clause (i) above obtained against a Loan Party, or (iii) any Loan Party shall fail within 30 days after the entry thereof to discharge or stay pending appeal one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or (k) Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document ceases to be a valid and perfected first-priority Lien (except as otherwise expressly permitted herein or therein) in any of the Collateral purported to be covered thereby; or (l) Any Change of Control occurs; or

41 13724450v7 (m) The occurrence of a Significant Event, if such Significant Event would reasonably be expected to have a Material Adverse Effect. 9.2. Remedies. (a) If any Event of Default has occurred and is continuing, Lender may, without notice, suspend the Revolving Loan Commitment with respect to additional Revolving Credit Advances and/or the incurrence of additional Letter of Credit Obligations. If any Event of Default has occurred and is continuing, Lender may, without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Advances and the Letter of Credit Fees to the Default Rate. (b) If any Event of Default has occurred and is continuing, Lender may, without notice: (i) terminate the Revolving Loan Commitment with respect to further Advances or the incurrence of further Letter of Credit Obligations; (ii) reduce the Revolving Loan Commitment from time to time; (iii) declare all or any portion of the Obligations, including all or any portion of any Advance to be forthwith due and payable, and require that the Letter of Credit Obligations be cash collateralized in the manner set forth in Annex A, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower and each other Loan Party; or (iv) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of an Event of Default specified in Sections 9.1(h) or (i), the Revolving Loan Commitment shall be immediately terminated and all of the Obligations, including the Advances and Letter of Credit Obligations, shall become immediately due and payable without declaration, notice or demand by any Person. (c) At the election of Lender, after the occurrence of an Event of Default and for so long as it continues, the Tranche Rate or Daily Simple SOFR Rate election will not be available to Borrower. If any Interest Periods for Tranche Rate Loans are then in effect, such Advances shall be converted into Base Rate Loans upon their expiration. If any Daily Simple SOFR Rate Loans are then in effect, such Advances shall be immediately converted into Base Rate Loans. (d) During the continuance of any Event of Default, Lender is hereby authorized by each Loan Party at any time or from time to time, with contemporaneous notice to Borrower (any prior notice being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by Lender or any of Lender’s Affiliates at any of its offices for the account of any Loan Party (regardless of whether such balances are then due to such Loan Party), and (ii) other property at any time held or owing by Lender or any of Lender’s Affiliates to or for the credit or for the account of any Loan Party, against and on account of any of the Obligations. Each Loan Party agrees, to the fullest extent permitted by Law, that Lender and any of Lender’s Affiliates may exercise its right to set off with respect to the Obligations as provided in this Section 9.2. 9.3. Application of Proceeds.

42 13724450v7 (a) After Event of Default. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, each Loan Party irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Lender from or on behalf of Borrower or any Guarantor of all or any part of the Obligations and any and all proceeds of Collateral received by Lender, and, as between the Loan Parties on the one hand and Lender on the other, Lender shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations and any and all proceeds of Collateral received by Lender in such manner as Lender may deem advisable notwithstanding any previous application by Lender. (b) Residuary. Any balance remaining after giving effect to the applications set forth in this Section 9.3 shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out any of the applications set forth in this Section 9.3, (i) amounts received shall be applied in the numerical order provided until paid in full prior to the application to the next succeeding category and (ii) each of the Persons entitled to receive a payment or cash collateral in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. 9.4. Waivers by Loan Parties. Except as otherwise provided for in this Agreement or by applicable Law, each Loan Party waives: (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which any Loan Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard, (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption Laws. 10. EXPENSES AND INDEMNITY 10.1. Expenses. Each Loan Party hereby jointly and severally agrees to promptly pay (i) all reasonable, documented actual costs and out of pocket expenses of Lender (including the reasonable, documented fees, costs and expenses of one counsel to, and independent appraisers and consultants retained by, Lender) in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated by the Loan Documents, in connection with the performance by Lender of its rights and remedies under the Loan Documents and in connection with the continued administration of the Loan Documents including (A) any amendments, modifications, consents and waivers to and/or under any and all Loan Documents, (B) any periodic public record searches conducted by or at the request of Lender (including title investigations, Uniform Commercial Code searches, fixture filing searches, judgment, pending Litigation and tax lien searches and searches of applicable corporate, limited liability company, partnership and related records concerning the continued existence, organization and good standing of certain Persons), and (C) any appraisals and any internal audit reviews, field examinations and Collateral examinations (which shall be

43 13724450v7 reimbursed, in addition to the out-of-pocket costs and expenses of such examiners, at the per diem rate per individual charged by Lender for its examiners or charged to Lender by third-party examiners)), (ii) without limitation of the preceding clause (i), all reasonable actual costs and out of pocket expenses of Lender in connection with (A) the creation, perfection and maintenance of Liens pursuant to the Loan Documents and (B) protecting, storing, insuring, handling, maintaining or selling any Collateral, (iii) without limitation of the preceding clause (i), all actual costs and out of pocket expenses of Lender in connection with (A) any Litigation, dispute, suit or proceeding relating to any Loan Document and (B) any workout, collection, bankruptcy, insolvency, post- judgment or other enforcement proceedings under any and all of the Loan Documents, and (iv) all actual costs and out of pocket expenses incurred by Lender in connection with any Litigation, dispute, suit or proceeding relating to any Loan Document and in connection with any workout, collection, bankruptcy, insolvency, post-judgment or other enforcement proceedings under any and all Loan Documents, provided, that to the extent that the actual costs and expenses referred to in this clause (iv) consist of reasonable fees, costs and expenses of counsel, Borrower shall be obligated to pay such reasonable fees, costs and expenses for counsel to Lender and local counsel to Lender in each relevant jurisdiction. 10.2. Indemnity. Each Loan Party hereby agrees to indemnify, pay and hold harmless Lender and the Affiliates, officers, directors, employees, trustees, agents, investment advisors, collateral managers, servicers, and counsel of Lender (collectively called the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Loan Party or any Affiliate thereof, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Lender) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Loan Documents (including (i) (A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by a Loan Party or any other Person of any Hazardous Materials or any Hazardous Materials Contamination, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property, or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of any Loan Party, and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Advances and Letters of Credit, except that the Loan Parties shall not have any obligation under this Section to an Indemnitee with respect to any liability resulting solely from the gross negligence or willful misconduct of such Indemnitee or any of its Affiliates, as determined by a final non-appealable judgment of a court of competent jurisdiction. To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, the Loan Parties shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them. NOTICE IS HEREBY GIVEN

44 13724450v7 THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN THIS SECTION 10.2 THAT APPLY TO, AND EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO, ANY LOSSES, DAMAGES AND LIABILTIES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF LENDER OR ANY OTHER INDEMNITEE UNDER THIS SECTION 10.2. 11. MISCELLANEOUS 11.1. Survival. All agreements, representations and warranties made herein and in every other Loan Document shall survive the execution and delivery of this Agreement and the other Loan Documents. The provisions of Sections 2.5(f), 2.9, 2.10, 10, and 11 shall survive the payment of the Obligations and any termination of this Agreement. 11.2. No Waivers. No failure or delay by Lender in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by Law. Any reference in any Loan Document to the “continuing” nature of any Event of Default shall not be construed as establishing or otherwise indicating that Borrower or any other Loan Party has the independent right to cure any such Event of Default, but is rather presented merely for convenience should such Event of Default be waived in accordance with the terms of the applicable Loan Documents. 11.3. Notices. (a) All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, e-mail, electronic submissions or similar writing, but not facsimile transmission) and shall be given to such party at its address or e-mail address set forth on the signature pages hereof or at such other address or e-mail address as such party may hereafter specify for the purpose by notice to Lender and Borrower; provided, that notices, requests or other communications shall be permitted by e-mail or other electronic submissions only in accordance with the provisions of Section 11.3(b). Each such notice, request or other communication shall be effective (i) if given by e-mail or other electronic submissions, as set forth in Section 11.3(c) or (ii) if given by mail, prepaid overnight courier or any other means, when received at the applicable address specified by this Section. Notwithstanding anything to the contrary herein, and for the avoidance of any doubt, notices, requests and other communications delivered by facsimile transmission do not satisfy the requirements of this Section 11.3. (b) Notices and other communications to the parties hereto may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites); provided, that (i) the foregoing shall not apply to notices sent directly to any party hereto if such party has notified Lender that it has elected not to receive notices by electronic communication (which election may be limited to particular notices) and (ii) any Notice of Borrowing, Notice of Conversion or any notices regarding request for advances hereunder shall be delivered or furnished

45 13724450v7 by Borrower by electronic communication in accordance with all procedures established by or otherwise acceptable to Lender from time to time in its sole discretion. (c) Unless Lender otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day. 11.4. Severability. In case any provision of or obligation under this Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 11.5. Amendments and Waivers. No provision of this Agreement or any other Loan Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrower and Lender. Notwithstanding the foregoing, Borrower and each of the other Loan Parties hereby authorize Lender to (i) correct any patent (or scrivener’s) errors or other erroneous content in the Loan Documents, (ii) date any dates and fill in any blanks or other missing content in any of the Loan Documents, and (iii) replace or substitute pages, as applicable, in each Loan Document that were changed to correct such errors or fill in such dates, missing content or blanks (each a “Corrected Document”), in each case, without the need for a written amendment signed by the parties; provided that Lender shall send a copy of any such Corrected Document to Borrower (which copy may be given by electronic mail). Without limiting the generality of any of the foregoing, Borrower further covenants that it shall, and shall cause each of the other Loan Parties to, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered (or, as applicable, re-execute, re-acknowledge and re-deliver), (A) each agreement, instrument or other document that was incorrectly drafted and signed at the Closing Date and (B) all such further assurances and other agreements, instruments or documents, and take or cause to be taken all such other actions, as Lender shall request from time to time to permit Lender to evidence or give effect to the express terms and conditions of this Agreement and the other Loan Documents and any of the transactions contemplated hereby, including to perfect (or continue the perfection of) and protect Lender’s Liens upon the Collateral, and shall take such other action as may be requested by Lender to give effect to or carry out the intent and purposes of this Agreement. 11.6. Assignments; Participations. (a) Assignments. With the prior written consent of the Borrower (not to be unreasonably withheld or delayed), Lender (and any subsequent assignee of Lender) may transfer and assign all or any of its rights or delegate any or all of its duties under this Agreement and/or the other Loan Documents; provided that no consent of the Borrower shall be required in

46 13724450v7 connection with (i) any assignment to an Affiliate of the assignor, (ii) any assignment, if an Event of Default has occurred and is continuing (the determination of such Event of Default to be in Lender’s sole discretion), and (iii) any assignment to any corporation or association into which the Lender may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its business, or any line of business, or assets as a whole or substantially as a whole (and in respect of (iii), such corporation or association shall be and become the successor Lender under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act). Subject to the confidentiality provisions of Section 11.8, Lender may, without obtaining any consent of any Loan Party, disclose to all prospective and actual assignees and Participants all financial, business and other information about the Loan Parties which Lender may possess at any time. For the avoidance of doubt, Lender may, without obtaining any consent of any Loan Party, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that no such pledge or assignment shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto. (b) Participations. Lender may at any time, without the consent of, or notice to, Borrower, sell to one or more Persons participating interests in its Advances, commitments or other interests hereunder (any such Person, a “Participant”). In the event of a sale by Lender of a participating interest to a Participant, (i) Lender’s obligations hereunder shall remain unchanged for all purposes, (ii) Borrower shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations hereunder, and (iii) all amounts payable by Borrower shall be determined as if Lender had not sold such participation and shall be paid directly to Lender, provided, however, notwithstanding the foregoing, Borrower hereby agrees that each Participant shall be entitled to the benefits of Section 2.10 and the requirements under Section 2.9(c) (it being understood that the documentation required under Section 2.9(c) shall be delivered to Lender) to the same extent as if it were Lender; provided, further, a Participant shall not be entitled to receive any greater payment under Section 2.10, with respect to any participation, than Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Law, regulation ruling, treaty or other action or doctrine of a Governmental Authority that occurs after the date the Participant acquired the applicable participation. Borrower acknowledges that Participants have and will have certain rights under their respective participation agreements with Lender that may, subject to the terms of the participation agreements, require Lender to obtain the consent (collectively, “Participant Consents”) of some or all of the Participants before Lender takes or refrains from taking certain actions (other than as expressly required by the Loan Documents) or grants waivers, consents or approvals in respect of the Advances, the Loan Documents or the Collateral. None of the Participants, however, will have Participant Consent rights which are greater than those rights and remedies Lender has under the Loan Documents. In addition, from time to time, Lender may request instructions from the Participants in respect of the actions, waivers, consents or approvals which by the terms of any of the Loan Documents Lender is permitted or required to take or to grant or to not take or grant (“Participant Instructions”). If the Participant Consents are, pursuant to the terms of the respective participation agreements, required or Participant Instructions are requested, Lender will, notwithstanding anything to the contrary in this Section 11.6(b), (A) be absolutely empowered to take or refrain from taking any action (other than as expressly required by the Loan Documents)

47 13724450v7 or withhold any waiver, consent or approval, and (B) not be under any liability whatsoever to any Person, including Borrower and any Participant, from taking or refraining from taking any action or withholding any waiver, consent or approval under any of the Loan Documents until it has received the requisite Participant Consents or, as applicable, the Participant Instructions. Borrower agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as Lender under this Agreement. If Lender sells a participation to a Participant as provided under this Section 11.6(b), it shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided, that Lender shall not have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive and binding absent manifest error, and Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Lender shall have no responsibility for maintaining a Participant Register. (c) Loan Party Assignments. No Loan Party may assign, delegate or otherwise transfer any of its rights or other obligations hereunder or under any other Loan Document without the prior written consent of Lender. 11.7. Headings. Headings and captions used in the Loan Documents (including the Exhibits, Schedules and Annexes hereto and thereto) are included for convenience of reference only and shall not be given any substantive effect. 11.8. Confidentiality. Lender shall hold all non-public information regarding the Loan Parties and their respective businesses identified as such by Borrower and obtained by Lender by a Loan Party pursuant to the requirements hereof in accordance with Lender’s customary procedures for handling information of such nature, except that disclosure of such information may be made (i) to Lender’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, auditors, professional consultants, advisors and representatives of Lender and of Lender’s Affiliates (collectively, the “Related Parties” of Lender) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) to rating agencies, insurance industry associations and portfolio management services, (iii) to prospective transferees or purchasers of or participants in any interest in the Advances and, as applicable, the Loan Documents, to prospective contractual counterparties (or the professional advisors thereto) in Rate Contracts permitted hereby and to prospective providers of Bank Products, provided, that any such Persons shall have agreed to be bound by the provisions of this Section 11.8, (iv) to the extent requested by any regulatory authority purporting to have

48 13724450v7 jurisdiction over such Person or its Related Parties, including any self-regulatory authority, (v) to any other party hereto, (vi) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vii) as required by Law, subpoena, judicial order or similar order and in connection with any Litigation, (viii) as may be required in connection with the examination, audit or similar investigation of such Person, (ix) with the consent of Borrower, (x) to the extent such information (A) becomes publicly available other than as a result of a breach of this Section, or (B) becomes available to Lender or any of its Related Parties on a nonconfidential basis from a source other than the Loan Parties, and (xi) to a Person that is a trustee, investment advisor, collateral manager, servicer, noteholder or secured party in a Securitization (as hereinafter defined) in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization. For the purposes of this Section, “Securitization” shall mean a public or private offering by Lender or any of its Affiliates or their respective successors and assigns, of Stock or debt securities which represent an interest in, or which are collateralized, in whole or in part, by the Advances. Confidential information shall include only such information identified as such at the time provided to Lender and shall not include information that either (A) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (B) is disclosed to such Person by a Person other than a Loan Party, provided, Lender does not have actual knowledge that such Person is prohibited from disclosing such information. The obligations of Lender under this Section 11.8 shall supersede and replace the obligations of Lender under any confidentiality agreement in respect of this financing executed and delivered by Lender prior to the date hereof. 11.9. Waiver of Consequential and Other Damages. To the fullest extent permitted by applicable Law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Advance or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. 11.10. Marshaling; Payments Set Aside. Lender shall not be under any obligation to marshal any assets in payment of any or all of the Obligations. To the extent that any Loan Party makes any payment or Lender enforces its Liens or Lender exercises its right of set-off, and such payment or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefore, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred. 11.11. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT, EACH NOTE AND EACH OTHER LOAN DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER

49 13724450v7 SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH LOAN PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH LOAN PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON EACH SUCH LOAN PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH LOAN PARTY AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED. 11.12. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH LOAN PARTY AND LENDER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH LOAN PARTY AND LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS. 11.13. Publication; Advertisement. (a) Publication. No Loan Party will directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of Fifth Third or any of its Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except (i) as required by Law, subpoena or judicial or similar order, in which case the applicable Loan Party shall give Lender prior written notice of such publication or other disclosure or (ii) with Fifth Third’s prior written consent. (b) Advertisement. Following public disclosure by Borrower of this Agreement, each Loan Party hereby authorizes Lender to publish the name of such Loan Party, the existence of the financing arrangements referenced under this Agreement, the primary purpose

50 13724450v7 and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which Lender elects to submit for publication. In addition, each Loan Party agrees that Lender may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Closing Date. With respect to any of the foregoing, Lender shall provide Borrower with an opportunity to review and confer with Lender regarding the contents of any such tombstone, advertisement or information, as applicable, prior to its submission for publication and, following such review period, Lender may, from time to time, publish such information in any media form desired by Lender, until such time that Borrower shall have requested Lender cease any such further publication. 11.14. Counterparts; Integration. This Agreement and the other Loan Documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or other electronic transmission (including “pdf” or “tif” format) shall bind the parties hereto. This Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. 11.15. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. 11.16. USA PATRIOT Act Notification. Lender hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record certain information and documentation that identifies such Loan Party, which information includes the name and address of each Loan Party and such other information that will allow Lender to identify such Loan Party in accordance with the USA PATRIOT Act. The Loan Parties agree to, promptly following a request by Lender, provide all such other documentation and information that Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and the Beneficial Ownership Regulation. 11.17. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

51 13724450v7 (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. 11.18. CALIFORNIA JUDICIAL REFERENCE. In the event any legal proceeding is filed in a court of or in the State of California (the “Court”) by or against a Loan Party or Lender in connection with any controversy, dispute or claim directly or indirectly arising out of or relating to this Agreement, any Notes issued pursuant hereto (if any), the Loan Documents or the transactions contemplated thereby (whether based on contract, tort or any other theory) (each, a “Claim”) and the waiver set forth in the preceding Section 11.12 is not enforceable in such action or proceeding, the Loan Parties and Lender (by its acceptance hereof) agree as follows: (a) With the exception of the matters specified in Section 11.18(b) below, any Claim will be determined by a general reference proceeding in accordance with the provisions of California Code of Civil Procedure Sections 638 through 645.2, including any revision or replacement of such statutes or rules hereafter enacted. The Loan Parties and Lender intend this general reference agreement to be specifically enforceable in accordance with California Code of Civil Procedure Section 638, including any revision or replacement of such statute or rule hereafter enacted. Except as otherwise provided in this and the other related Loan Documents, venue for the reference proceeding will be in the state or federal court in the county or district where venue is otherwise appropriate under applicable Law. (b) The following matters shall not be subject to a general reference proceeding: (i) judicial or non-judicial foreclosure of any security interests in real or personal property; (ii) exercise of self-help remedies (including, without limitation, set-off); (iii) appointment of a receiver; and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions or other injunction relief). This Section 11.18 does not limit the right of the Loan Parties or Lender to exercise or oppose any of the rights and remedies described in Section 11.18(b) (i) - (iv) and any such exercise or opposition does not waive the right of the Loan Parties or Lender to a reference proceeding pursuant to this Section 11.18. (c) Upon the written request of the Loan Parties or Lender, the Loan Parties and Lender shall select a single referee, who shall be a retired judge or justice. If the Loan Parties and Lender do not agree upon a referee within ten (10) days of such written request then the Loan Parties or Lender may request the Court to appoint a referee pursuant to California Code of Civil

52 13724450v7 Procedure Section 640(b), including any revision or replacement of such statute or rule hereafter enacted. (d) All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except when the Loan Parties or Lender so requests, a court reporter will be used and the referee will be provided a courtesy copy of the transcript. The party making such request shall have the obligation to arrange for and pay costs of the court reporter, provided that such costs, along with the referee’s fees, shall ultimately be borne by the party who does not prevail, as determined by the referee. (e) The referee may require one or more prehearing conferences. The Loan Parties and Lender shall be entitled to discovery, and the referee shall oversee discovery in accordance with the rules of discovery, and may enforce all discovery orders in the same manner as any trial court judge in proceedings at law in the State of California. The referee shall apply the rules of evidence applicable to proceedings at law in the State of California and shall determine all issues in accordance with applicable state and federal law. The referee shall be empowered to enter equitable as well as legal relief and rule on any motion which would be authorized in a trial, including, without limitation, motions for default judgment or summary judgment. The referee shall report the referee’s decision, which report shall also include findings of fact and conclusions of law. (f) THE LOAN PARTIES AND LENDER RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. [Signature pages follow]

Signature Page to Credit Agreement 13724450v7 IN WITNESS WHEREOF, this Agreement has been duly executed BORROWER: UNIVERSAL TECHNICAL INSTITUTE, INC. By: _________________________________________ Name: Troy R. Anderson Title: Chief Financial Officer Borrower’s Address for Notices: Universal Technical Institute, Inc. 4225 E. Windrose Drive, Suite 200 Phoenix, Arizona 85032 Attn: Troy Anderson, Chief Executive Officer

Signature Page to Credit Agreement 13724450v7 LOAN PARTIES: UTI HOLDINGS INC. By:____________________________________ Name:__________________________________ Title: __________________________________ STUDENT FUNDING GROUP, LLC By:_____________________________________ Name: __________________________________ Title: ___________________________________ HCP ED HOLDINGS, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ U.T.I, OF ILLINOIS, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________

Signature Page to Credit Agreement 13724450v7 UNIVERSAL TECHNICAL INSTITUTE OF CALIFORNIA, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF SOUTHERN CALIFORNIA, LLC By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF NORTH CAROLINA, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF TEXAS, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF PENNSYLVANIA, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________

Signature Page to Credit Agreement 13724450v7 UNIVERSAL TECHNICAL INSTITUTE NORTHEAST, LLC By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF PHOENIX, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN CALIFORNIA, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ CUSTOM TRAINING GROUP, INC. By:_____________________________________ Name: __________________________________ Title: ___________________________________ MICHIGAN INSTITUTE OF AERONAUTICS, INC. d/b/a MIAT College of Technology By:_____________________________________ Name: __________________________________ Title: ___________________________________

Signature Page to Credit Agreement 13724450v7 UTI OF ARIZONA, LLC d/b/a Universal Technical Institute of Arizona, LLC By:_____________________________________ Name: __________________________________ Title: ___________________________________ UTI SOUTH FLORIDA, LLC By:_____________________________________ Name: __________________________________ Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE VENTURES, LLC By:_____________________________________ Name: __________________________________ Title: ___________________________________ UTI WEST TEXAS, LLC By:_____________________________________ Name: Title: ___________________________________ UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN TEXAS, LLC By:_____________________________________ Name: Title: ___________________________________

Signature Page to Credit Agreement 13724450v7 LENDER: FIFTH THIRD BANK, NATIONAL ASSOCIATION By: Name: Jeff Thom Title: Senior Vice President Lender’s Address for Notices: Fifth Third Bank, National Association 3633 Inland Empire Blvd., Suite 920 Ontario, California 91764

Annex A 13724450v7 ANNEX A to CREDIT AGREEMENT LETTERS OF CREDIT (a) Issuance. (i) Subject to the terms and conditions of the Agreement, Lender agrees to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower and for Borrower’s or any Subsidiary’s account, Letter of Credit Obligations with respect to Letters of Credit issued by Lender for Borrower’s or any Subsidiary’s account. Borrower shall give Lender at least five Business Days prior written notice requesting the incurrence of any Letter of Credit Obligation. The notice shall be accompanied by a completed Letter of Credit application. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and communications by Lender may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and between Borrower and Lender. Borrower hereby authorizes Lender to accept, act upon, and treat as genuine and original (but without any obligation of Lender to do any of the foregoing) applications, authorizations, and other requests regardless of the manner communicated, including those sent or communicated via overnight courier, certified or non-certified mail, fax, email, electronic code, or phone, so long as Lender does not have actual knowledge that a particular application, authorization, or other request is not authorized by Borrower. (ii) Letters of Credit issued hereunder shall constitute utilization of the Commitments. A Letter of Credit shall be issued, extended, reinstated, or otherwise amended only if (and upon issuance, extension, reinstatement or other amendment of each Letter of Credit Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, extension, reinstatement or other amendment, (i) the aggregate amount of Letter of Credit Obligations shall not at any time exceed $20,000,000.00 (the “L/C Sublimit”); and (ii) Revolving Exposure shall not exceed the Revolving Loan Commitment. (iii) Borrower is responsible for preparing or approving the text of each Letter of Credit as submitted to and as issued by Lender and as received by the beneficiary, notwithstanding any drafting recommendations or forms provided by Lender. Lender’s recommendation or drafting of text or Lender’s use or non-use or refusal to use text submitted by Borrower shall not affect Borrower’s ultimate responsibility. Borrower is responsible for Lender’s failure to apply, or to observe standard practice as applied to, Letter of Credit terms or conditions, and for terms or conditions that (A) are erroneous, ambiguous, inconsistent, insufficient, ineffective, or illegal, (B) require Lender to respond to a demand in fewer than three Business Days, or (C) require or allow Borrower to sign, issue, or present a document. Notwithstanding anything to the contrary in this Agreement, Lender’s obligation to issue, amend, or extend the expiration date of a Letter of Credit is subject to its review and approval of the proposed terms of the Letter of Credit (and any

Annex A 13724450v7 amendment thereof) in its sole discretion. Borrower represents and warrants to Lender that Borrower is familiar with, and understands, applicable Law and letter of credit practice. If requested by Lender, Borrower will execute, deliver, and submit a letter of credit application and reimbursement agreement on Lender’s standard forms in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any such letter of credit application or reimbursement agreement, the terms and conditions of this Agreement will control, for so long as Borrower and Lender are subject thereto. Notwithstanding anything to the contrary in this Agreement but subject to Borrower’s ultimate responsibility as set forth above in this paragraph (a), Lender’s obligation to issue, amend, or extend the expiration date of a Letter of Credit is subject to its review and approval of the proposed terms of the Letter of Credit (and any amendment thereof) in its sole discretion. (iv) Borrower will notify Lender in writing no later than three Business Days after Borrower first becomes aware of any objection Borrower may have to Lender’s issuance or amendment of a Letter of Credit, Lender’s acceptance or rejection of a presentation under any Letter of Credit, or any other action or inaction taken or proposed to be taken by Lender under or in connection with this Agreement or any other agreement, document, or instrument relating hereto; provided, however, that if Lender reasonably believes that it is obligated to take any action, including, but not limited to, the payment on a Letter of Credit in a period of time less than three Business Days, Lender is allowed to take such action without liability to Borrower. Borrower’s failure to give timely and specific notice of objection shall automatically waive Borrower’s objection, authorize or ratify Lender’s action or inaction, and absolutely preclude Borrower from raising the objection as a defense or claim against Lender (or any Indemnitee). If Lender approaches Borrower for a waiver of discrepancies in a presentation, then Borrower must respond within three Business Days. Lender may treat Borrower’s failure to respond as a waiver of the indicated discrepancies, but need not itself accept Borrower’s implied or express waiver of discrepancies as binding on Lender. Borrower’s acceptance or retention of any documents presented under or in connection with a Letter of Credit (including, but not limited to, originals or copies of documents sent directly to Borrower) or of any property for which payment is supported by any Letter of Credit shall ratify Lender’s honor of the relevant presentation and absolutely preclude Borrower from raising a defense or claim against Lender (or any Indemnitee) with respect to such honor. (b) Expiration Date. Except for Evergreen Letters of Credit that are subject to the terms and conditions set forth in this paragraph, no Letter of Credit shall have an expiration date that is later than the earlier of (i) one year following the date of issuance thereof (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, one year after the then-current expiration date of such Letter of Credit) unless otherwise permitted by Lender (subject to the other provisions of this Agreement) and (ii) the date that is five Business Days before the Commitment Termination Date, and Lender shall not be under any obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an expiration date that is later than the Commitment Termination Date. If Borrower so requests in any notice requesting the issuance of a Letter of Credit (or the amendment of an outstanding Letter of Credit), Lender may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions

Annex A 13724450v7 (each, an “Evergreen Letter of Credit”), provided that any such Evergreen Letter of Credit shall permit Lender to prevent any such extension at least once in each one-year period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such one-year period to be agreed upon by Borrower and Lender at the time such Letter of Credit is issued. Unless otherwise directed by Lender, Borrower shall not be required to make a specific request to Lender for any such extension. (c) Reimbursement and Interim Interest. (i) If Lender shall make any disbursement in respect of a Letter of Credit, Borrower shall reimburse Lender by paying to Lender an amount equal to such disbursement in immediately available U.S. dollars, without withholding, deduction, or setoff, not later than 1:00 p.m. prevailing local time in New York, NY on (i) the Business Day that Borrower receives notice of Lender’s disbursement, if such notice is received prior to 10:00 a.m. prevailing local time in New York, NY; or (ii) the Business Day immediately following the day that Borrower receives such notice, if such notice is not received prior to such time, with interest at the rate applicable to Base Rate Loans for the additional calendar day(s) elapsed; provided that, if such disbursement by Lender is not less than $250,000, Borrower may, subject to the conditions to borrowing set forth in the Agreement, request in accordance with Section 2.1 that such payment be financed with a Revolving Credit Advance in an equivalent amount, and to the extent so financed, Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Credit Advance. Lender’s records showing the dates and amounts of payments due and disbursements made shall be presumed correct and complete and, if Borrower does not object within five Business Days after receiving the information, shall be final. (ii) If Borrower fails to reimburse Lender for any amount disbursed when due pursuant to paragraph (c)(i) above, then the unpaid amount shall bear interest, for each day from and including the date such disbursement is made to but excluding the date that Borrower reimburses Lender for such disbursement, at the Default Rate. (d) Limitations. Lender shall not be under any obligation to issue any Letter of Credit if: (i) any order, judgment, or decree of any Governmental Authority or arbitrator shall enjoin or restrain, or purport to enjoin or restrain, Lender from issuing such Letter of Credit, or request that Lender refrain from, or, if in the sole discretion of Lender, any Law applicable to Lender shall prohibit the issuance of letters of credit generally or such Letter of Credit in particular, or any such order, judgment or decree, or Law shall impose upon Lender with respect to such Letter of Credit any restriction, reserve, capital, or liquidity requirement (for which Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon Lender any unreimbursed loss, cost, or expense that was not applicable on the Closing Date and that Lender in good faith deems material to it;

Annex A 13724450v7 (ii) the issuance of such Letter of Credit would violate one or more policies of Lender; or (iii) except as otherwise agreed by Lender, such Letter of Credit is in an initial amount less than $250,000. Lender shall be under no obligation to amend any Letter of Credit if (A) Lender would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (e) Cash Collateral. (i) If Borrower is required to provide cash collateral for any Letter of Credit Obligations pursuant to this Agreement, including Section 9.2 of this Agreement, prior to the Commitment Termination Date, Borrower will pay to Lender cash or Cash Equivalents acceptable to Lender (“Cash Collateral”) in an amount equal to 103% of the Letter of Credit Obligations plus accrued and unpaid interest thereon. Such Cash Collateral shall be held by Lender and pledged to, and subject to the control of, Lender. Borrower hereby pledges and grants to Lender a security interest in all such Cash Collateral and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. This Agreement, including this paragraph (e)(i), shall constitute a security agreement under applicable Law. (ii) If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower shall provide Cash Collateral within two Business Days therefor in the manner described, and subject to the terms and conditions as set forth, above. (iii) From time to time after funds are deposited as Cash Collateral by Borrower, whether before or after the Commitment Termination Date, Lender may apply such funds then held by it to the payment of any amounts, and in such order as Lender may elect, as shall be or shall become due and payable by Borrower to Lender with respect to such Letter of Credit Obligations of Borrower and, upon the satisfaction in full of all Letter of Credit Obligations of Borrower, to any other Obligations then due and payable. (iv) Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the Cash Collateral, except that upon the termination of all Letter of Credit Obligations (which requires the return of all original Letters of Credit) and the payment of all amounts payable by Borrower to Lender in respect thereof, any remaining Cash Collateral shall be applied to other Obligations then due and owing and upon payment in full of such Obligations any remaining amount shall be paid to Borrower or as otherwise required by Law. Interest earned, if any, on Cash Collateral shall be held as additional collateral. (f) Fees and Expenses. In addition to the Letter of Credit Fees payable pursuant to Section 2.4(e)(iii) of this Agreement, Borrower shall pay to Lender, on demand, such Letter of

Annex A 13724450v7 Credit Fees as are set forth from time to time in Lender’s Fee schedule for letters of credit. Borrower acknowledges that Lender may modify such Fee schedule at any time and will communicate such new Fee schedule information to Borrower as required in the notice provision hereunder. Such new Fees will be effective 30 days after such notice and shall apply as of such date to all existing and future Letters of Credit issued by Lender. In the event of any inconsistency between the Fees set forth in this Agreement and the Fees set forth in such Fee schedule, the Fees set forth in this Agreement will control. (g) Obligations Absolute. The obligation of Borrower to reimburse Lender for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional, and irrevocable, and not subject to abatement, reduction, withholding, deduction, deferment, interruption, recoupment, or other right (whether legal, equitable, or otherwise) for any reason whatsoever, without necessity of presentment, demand, protest, or other formalities. Such obligations of Borrower shall be paid strictly in accordance with the terms hereof under all circumstances, including and/or despite any of the following: (i) any lack of validity or enforceability of any Letter of Credit or this Agreement or the other Loan Documents or any other agreement; (ii) the existence of any claim, setoff, defense (including suretyship), or other right that Borrower or any of its Affiliates may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Lender, or any other Person, whether in connection with this Agreement, the Letter of Credit, the transactions contemplated herein or therein, or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured); (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect, or any statement therein being untrue or inaccurate in any respect; (iv) payment by Lender under any Letter of Credit or guaranty thereof against presentation of a demand, draft, certificate, or other document that does not comply with the terms of such Letter of Credit or such guaranty; (v) the fact that a Default or an Event of Default has occurred and is continuing; (vi) any bankruptcy, insolvency, receivership, reorganization, or similar proceeding discharging or otherwise affecting Borrower or any of its Affiliates; (vii) Lender’s rights and remedies with respect to any collateral; (viii) Borrower’s claims, rights, or remedies against any of its Affiliates; (ix) Lender’s waiver or release of any obligation of Borrower;

Annex A 13724450v7 (x) any amendment, supplement, restatement, or renewal of this Agreement or any other agreement, document, or instrument relating hereto; (xi) any loss or damage to any collateral; (xii) the failure of any lien or security interest in favor of Lender to attach, be perfected or recorded, or remain perfected or recorded; (xiii) Lender’s release of any collateral, or taking of additional collateral; or (xiv) any other circumstance or event whatsoever, whether or not similar to any of the foregoing that might, but for the provisions of this section, constitute a legal or equitable discharge of, or provide a right of setoff against, Borrower’s obligations hereunder. Borrower hereby waives any and all rights with respect to all of the foregoing. (h) Lender Discretion. (i) For Borrower’s account, Lender may at any time provide in a Letter of Credit or otherwise agree to do or do the following: (A) send the Letter of Credit via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) network and bind Borrower directly and as an indemnifier to the rules applicable to SWIFT messages (including, but not limited to, rules obligating Borrower or Lender to pay bank charges); (B) assert, waive, or, with any necessary consent from the beneficiary or other person or entity, amend any provision in the Letter of Credit or applicable practice that primarily concerns issuer operations including, but not limited to, (A) identification of the Letter of Credit in any presentation, (B) marking of the Letter of Credit to reflect a transfer, payment, or other action, (C) specification of the business days and hours, manner, and place for Lender receiving a presentation, effecting honor, and giving notice of dishonor under the Letter of Credit, (D) duration of the period(s) for examination, approaching Borrower for a waiver, or sending a notice of refusal, (E) disposition of the beneficiary’s documents after dishonor or while approaching Borrower for a waiver, and (F) replacement of a lost Letter of Credit or recognition of a successor beneficiary; (C) discount an accepted draft or deferred payment undertaking incurred under the Letter of Credit, at the request of the beneficiary or other third party, without affecting the amount or due date of Borrower’s obligations to reimburse or pay fees to Lender;

Annex A 13724450v7 (D) select any branch, bank office, or Lender affiliate or any other bank or financial institution or affiliate for issuing, advising, transferring, confirming, and/or nominating bank or person or entity under the law and practice of the place where it acts (if the Letter of Credit permits advice, transfer, confirmation, and/or nomination) to act under contract with Lender as a letter of credit processing agent for Lender in Lender’s issuance of the Letter of Credit or processing of demands or in any other action that Lender is required or permitted to take under the Letter of Credit; (E) accept documents that appear on their face to be in substantial compliance with the terms and conditions of a Letter of Credit without responsibility for further investigation and disregarding any information or data outside of the face of the documents, regardless of any notice or information to the contrary, and may honor and make payment upon any presentation that appears on its face to substantially comply with the terms and conditions of a Letter of Credit, whether or not the Letter of Credit requires strict compliance and without regard to any non-documentary condition in such Letter of Credit (including, but not limited to, honor of a draft that is non-negotiable or informal, honor up to the amount available under the Letter of Credit of a demand claiming more than that amount, honor of a draft or other document that lacks a reference to the Letter of Credit, honor of a presentation of documents that include inconsistent extraneous data, and allowance of a grace period of one business day for timing requirements under the Letter of Credit); (F) decline to accept any documents and make payment if such documents are not in strict compliance with the terms and conditions of a Letter of Credit; (G) provide for or submit to arbitration, mediation, DOCDEX (the ICC Banking Commission’s informal dispute resolution service), or the like for the resolution of some or all disputes with the beneficiary or other person or entity; and (H) replace a purportedly lost, stolen, or destroyed original Letter of Credit or amendment thereto with a replacement marked as such or waive a requirement for its presentation. (ii) Unless specifically committed to do so in a writing signed by Lender, Lender is not required to issue any Letter of Credit amendment. If the Letter of Credit may be extended or terminated by a notice given or other action taken by Lender (with or without the passage of time), then, whether or not requested to do so by Borrower, Lender shall have the right to give such notice or take such action, to fail or refuse to do so, or to fail to retain proof of doing so. If Lender gives such notice or takes such action at Borrower’s request, then Borrower shall obtain the beneficiary’s acknowledgement and, in the case of Letter of Credit termination, return the original Letter of Credit. If Lender fails or refuses to give notice of non-extension or termination at Borrower’s timely written

Annex A 13724450v7 request, then Lender’s Letter of Credit Fees shall be calculated as if Lender had given such notice or taken such action. (iii) If the beneficiary or another person or entity claims that Lender has wrongfully repudiated or dishonored a Letter of Credit, then Lender shall have the right to defend or settle the claim, with or without joining Borrower in any proceeding or negotiation and without regard to whether the claimant asserts that Lender is precluded from relying on a valid defense. Borrower shall have the obligation to mitigate damages and, if Lender pays or settles a claim then Borrower will reimburse, indemnify, account for any benefits, and cooperate with Lender as subrogee. (iv) Lender’s actions in one or more instances shall not waive its right, with or without notice to Borrower, to use its discretion differently in other similar instances and shall not establish a course of conduct on which Borrower may rely in any other instances under the same or other Letter of Credit. (i) Indemnification; Nature of Duties. (i) In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless Lender and each other Indemnitee from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including reasonable attorneys’ fees and allocated costs of internal and external counsel) that Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, (B) the failure of Lender seeking indemnification or of Lender to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, (C) arising from or incurred in connection with any breach of a representation, warranty, or covenant by Borrower; (D) arising out of or resulting from any suit, action, claim, proceeding, or governmental investigation, pending or threatened, whether based on statute, regulation, or order, or tort, or contract, or otherwise, before any court or governmental authority (and irrespective of who may be the prevailing party); (E) arising out of or in connection with any payment or action taken in connection with any Letter of Credit, including, without limitation, any action or proceeding seeking to restrain any drawing under a Letter of Credit or to compel or restrain any payment or any other action under a Letter of Credit or this Agreement (and irrespective of who may be the prevailing party); or (F) arising out of or in connection with any act or omission of any governmental authority or other cause beyond the Indemnitee’s reasonable control; except in each case to the extent such claim, liability, loss, damage, tax, penalty, interest, judgment, cost, or expense is found to have resulted from the gross negligence or willful misconduct of an Indemnitee (as finally determined by a court of competent jurisdiction in a non-appealable matter). (ii) As between Lender and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted

Annex A 13724450v7 by Law, Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully and strictly with the conditions required in order to demand payment under such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Lender. None of the above shall affect, impair, or prevent the vesting of any of Lender’s rights or powers hereunder or under this Agreement. (iii) Limitations on Remedies. (A) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants, or indemnities made by Borrower in favor of Lender in any letter of credit application, reimbursement agreement, or similar document, instrument, or agreement between Borrower and Lender. (B) EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THIS AGREEMENT, LENDER SHALL NOT BE LIABLE TO BORROWER IN CONTRACT, TORT, OR OTHERWISE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES. (C) Borrower must take action to avoid and reduce the amount of damages claimed against Lender (or any other Indemnitee, as applicable). (D) Borrower’s aggregate remedies against Lender for honoring a presentation or retaining honored documents in breach of Lender’s obligations to Borrower (whether arising under this Agreement, any other agreement, document, or instrument relating hereto, applicable letter of credit practice or law, or any other applicable law) are limited to the aggregate amounts paid by Borrower to Lender with respect to the honored presentation. (E) In any dispute or litigation between Borrower and Lender, Borrower shall pay Lender’s reasonable attorneys’ fees, expert witness fees, and other expenses of litigation or dispute resolution, unless Borrower obtains a non- appealable award for damages against Lender, as so ordered by a court of competent jurisdiction. If Borrower prevails in an action based on forgery or fraud of the beneficiary or other presenter, this does not relieve Borrower from its

Annex A 13724450v7 obligation to pay Lender’s fees and expenses in contesting the entry or maintenance of injunctive relief. (iv) Borrower agrees that, in the absence of gross negligence or willful misconduct on the part of Lender (as finally determined by a court of competent jurisdiction), L/C Issuer will be deemed to have exercised care in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. (j) Letters of Credit Issued for account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, Borrower shall be obligated as a primary obligor as set forth herein for any and all drawings under such Letter of Credit, and irrevocably waives any defenses that might otherwise be available to it as a guarantor or surety of the obligations of such Subsidiary. Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of Borrower, and that Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. To the extent that any Letter of Credit is issued for the account of any Subsidiary of Borrower, Borrower agrees that (i) such Subsidiary shall have no rights against Lender, and Borrower shall hold Lender harmless with respect to any claim or other attempted exercise of rights by such Subsidiary against Lender, (ii) Borrower shall be responsible for the obligations in respect of such Letter of Credit under this Agreement and any application or reimbursement agreement, (iii) Borrower shall have the sole right to give instructions and make agreements with respect to this Agreement and the Letter of Credit, and the disposition of documents related thereto, and (iv) Borrower shall have all powers and rights in respect of any security arising in connection with the Letter of Credit and the transactions related thereto. Borrower shall, at the request of Lender, cause such Subsidiary to execute and deliver an agreement confirming the terms specified in the immediately preceding sentence and acknowledging that it is bound thereby. (k) Rules of Practice. Unless otherwise expressly agreed by Lender and Borrower when a Letter of Credit is issued by it, (i) the rules of the International Standby Practices, ICC Publication No. 590 (as amended, supplemented, restated, and/or republished from time to time, the “ISP”) shall apply to each standby Letter of Credit. Notwithstanding the foregoing, Lender shall not be responsible to Borrower for, and Lender’s rights and remedies against Borrower shall not be impaired by, any action or inaction of Lender required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Laws or any order of a jurisdiction where Lender, the beneficiary, or any advising, transferring, confirming, or nominated bank or person or entity is located, the practice stated in the ISP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the International Chamber of Commerce Banking Commission, the Bankers Association for Finance and Trade, or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such laws or practice rules. (l) Survival. The provisions of this Annex A shall survive the payment of the Obligations, any termination of this Agreement, and the assignment of any rights hereunder.

Appendix I 13724450v7 APPENDIX I to CREDIT AGREEMENT DEFINITIONS “Account Debtor” means any Person who may become obligated to a Loan Party under, with respect to, or on account of, an Account, any Chattel Paper or any General Intangibles (including a payment intangible). “Accounts” means all rights, titles and interests of each Loan Party in all of such Loan Party’s “accounts,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, including (a) all accounts receivable, other receivables, book debts and other forms of obligations, (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Loan Party’s rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Loan Party’s rights to any Goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed Goods), (d) all rights to payment due to any Loan Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Loan Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Loan Party), (e) all healthcare insurance receivables, and (f) all Supporting Obligations and other collateral security of any kind, now or hereafter in existence, given by any Account Debtor or other Person with respect to any of the foregoing. “Accreditation” means the status of public recognition granted by any Accrediting Body to an educational institution that meets the Accrediting Body’s standards and requirements, which approval is required for the educational institution to participate in the Title IV Programs. “Accrediting Body” means any entity or organization recognized by the DOE pursuant to 34 C.F.R. 602 et seq. “Advance” means any Revolving Credit Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 10% or more of the Stock having ordinary voting power in the election of directors (or managers) of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, (c) each of such Person’s officers, directors, members, managers, joint venturers and partners, and (d) in the case of a Loan Party, the immediate family members, spouses and lineal descendants of individuals who are Affiliates of such Loan Party. For the purposes of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to

Appendix I 13724450v7 direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that, with respect to the Loan Parties, the term “Affiliate” shall specifically exclude Lender. “Agreement” means the Credit Agreement, dated as of the Closing Date, by and among Borrower, the other Loan Parties party thereto, and Lender. “Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC. “Applicable Margin” means, as of any date, the applicable per annum rate set forth below in the applicable column in the table below based on the then-current Total Leverage Ratio. Pricing Grid Level Total Leverage Ratio SOFR Rate Loans Margin applicable to Revolving Credit Advances & Letters of Credit Base Rate Margin applicable to Revolving Credit Advances Unused Line Fee I ≥ 2.25% 2.35% 0.00% 0.25% II ≥ 1.50% but <2.25% 2.10% 0.00% 0.25% III <1.50% 1.85% 0.00% 0.25% For purposes of determining the Applicable Margins, the Total Leverage Ratio will, on and after the First Pricing Grid Determination Date, be determined as of the First Pricing Grid Determination Date and as of the end of each Fiscal Quarter and Fiscal Year of Borrower ending on or after the First Pricing Grid Determination Date (each such date being a “Determination Date”). The “First Pricing Grid Determination Date” occurring on and after the Closing Date will be December 31, 2022. On Lender’s receipt of the financial statements and Compliance Certificate required to be delivered to Lender pursuant to this Agreement, the Applicable Margins will be subject to adjustment in accordance with the table set forth above based on the then Total Leverage Ratio. The foregoing adjustment, if applicable, will become effective on the first Business Day of the first calendar month after Lender’s receipt of the financial statements and Compliance Certificate required to be delivered to Lender pursuant to this Agreement until the next succeeding effective date of adjustment pursuant to this paragraph. Each of the financial statements and Compliance Certificate required to be delivered to Lender must be delivered to Lender in compliance with this Agreement. If, however, either the financial statements or the Compliance Certificate required to be delivered to Lender pursuant to this Agreement have not been delivered in accordance therewith, then, at Lender’s option, commencing on the date upon which such financial statements

Appendix I 13724450v7 or Compliance Certificate should have been delivered in accordance with this Agreement and continuing until such financial statements or Compliance Certificate are actually delivered in accordance with this Agreement, for purposes of determining the Applicable Margins, the pricing associated with Pricing Grid Level I will be applicable. From the Third Amendment Effective Date until the first adjustment after the First Pricing Grid Determination Date following the Third Amendment Effective Date in accordance with the terms hereof, the Applicable Margins shall be as set forth in Pricing Grid Level III. Notwithstanding that Pricing Grid Levels could include a Total Leverage Ratio that is in violation of the applicable ratio required by this Agreement (e.g., by providing for a Total Leverage Ratio in the table set forth above which is more than the then permitted covenant level set forth in this Agreement), if Borrower violates the Financial Covenant set forth in this Agreement for any Fiscal Quarter-end or Fiscal Year-end, then Lender may, without notice and in addition to any increase in the Applicable Margins pursuant to this paragraph, implement the Default Rate. In the event that any Compliance Certificate delivered to Lender is inaccurate, and such inaccuracy, if corrected, would have led to the imposition of a higher Applicable Margin for any period than the Applicable Margin applied for that period, then (i) Borrower shall immediately deliver to Lender a corrected Compliance Certificate for that period, (ii) the Applicable Margin shall be determined based on the corrected Compliance Certificate for that period, and (iii) Borrower shall immediately pay to Lender the accrued additional interest owing as a result of such increased Applicable Margin for that period. This paragraph shall not limit the rights of Lender with respect to Section 2.4(c) and Section 9 hereof, and shall survive the termination of this Agreement until the payment in full in cash of the aggregate outstanding principal balance of the Advances. “Availability” means, as of any date of determination, the Revolving Loan Commitment, minus the aggregate Revolving Exposure at such time. “AZ Campus Loan Documents” means any Loan Document as defined under that certain Credit Agreement dated as of May 12, 2021, by and among Borrower, Universal Technical Institute of Arizona, LLC, a Delaware limited liability company, and Lender, as amended, restated, supplemented, or otherwise modified from time to time. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing Law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other Law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms, or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product” means any of the following products, services or facilities extended to any Loan Party from time to time by Lender or any of Affiliate of Lender or any Person who

Appendix I 13724450v7 was Lender or an Affiliate of Lender at the time it provided such products, services or facilities: (a) any services in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox services, stop payment services, and other treasury management services; (b) commercial credit card and merchant card services; and (c) other banking products or services as may be requested by any Loan Party, other than Letters of Credit and Rate Contracts. “Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. “Base Rate” means a variable per annum rate, as of any date of determination, equal to the Prime Rate. The Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Lender may make commercial loans or other loans at rates of interest at, above or below the Base Rate. Any change in the Base Rate shall be effective for purposes of this Agreement on the date of such change without notice to Borrower. “Base Rate Loans” means Advances that accrue interest by reference to the Base Rate, in accordance with the terms of the Agreement. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BillPayer Service” means Lender’s (or, as applicable, its Affiliate’s) then current automated bill paying service, as established and implemented by Lender (or such Affiliate) in accordance with its methods and procedures periodically in effect. “Blocked Person” means any Person: (a) listed in the annex to, or otherwise subject to the provisions of, Executive Order No. 13224, (b) owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list. “Borrower” has the meaning ascribed thereto in the preamble to the Agreement.

Appendix I 13724450v7 “Borrower’s Growth and Diversification Strategy” means new campus buildouts, program expansion and optimization across existing campuses, new program launches, and acquisitions of other integrable education-based businesses which diversify revenue channels, and geographies, including those which mitigate Borrower’s reliance on Title IV revenue and related funding of sources. “Borrower’s Investment Policy” means Borrower’s Investment Policy and Procedures dated as of September 14, 2009. “Business Day” means (a) with respect to all notices and determinations, including Interest Payment Dates, in connection with the Tranche Rate or the Daily Simple SOFR Rate, any day that commercial banks in New York, New York are required by law to be open for business and that is a U.S. Government Securities Business Day, which means any day other than a Saturday, Sunday, or day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities and (b) in all other cases, any day on which commercial banks in New York, NY or Cincinnati, Ohio are required by Law to be open for business; provided that, notwithstanding anything to the contrary in this definition of “Business Day”, at any time during which a Rate Contract with Lender is then in effect with respect to all or a portion of the Obligations, then the definitions of “Business Day” and “Banking Day”, as applicable, pursuant to such Rate Contract shall govern with respect to all applicable notices and determinations in connection with such portion of the Obligations arising under such Rate Contract. Periods of days referred to in the Loan Documents will be counted in calendar days unless Business Days are expressly prescribed. “Capital Expenditures” means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than 1 year and that are required to be capitalized under GAAP. “Capital Lease” means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person. “Capital Lease Obligation” means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease. “Cash Collateral” has the meaning ascribed to it on Annex A to the Agreement. “Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or (ii) issued by any agency of the United States federal government the obligations of which are fully backed by the full faith and credit of the United States federal government, (b) any readily- marketable direct obligations issued by any other agency of the United States federal government, any state of the United States or any political subdivision of any such state or any public

Appendix I 13724450v7 instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the Laws of any state of the United States, (d) any Dollar- denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by (i) Lender or (ii) any commercial bank that is (A) organized under the Laws of the United States, any state thereof or the District of Columbia, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $250,000,000 and (e) shares of any United States money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $500,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States; provided, however, that the maturities of all obligations specified in any of clauses (a), (b), (c) or (d) above shall not exceed 365 days, and (f) such other Investments of Borrower or its Subsidiaries in the form of short term marketable debt securities or such other short-term, highly liquid Investments readily convertible into cash, and made in accordance with Borrower’s Investment Policy. “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980. “Certificate of Designations” means the Certificate of Designations of the Series A Convertible Preferred Stock, dated June 26, 2016, which fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of the Series A Preferred Stock. “Change in Law” means the occurrence, after the date of the Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 35% or more of the issued and outstanding shares of capital Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances; (b) during any period of 12 consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of

Appendix I 13724450v7 Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the Stockholders of Borrower was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; or (c) Borrower ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of any of its Subsidiaries, other than pursuant to a transaction permitted under this Agreement. “Charges” means all federal, state, county, city, municipal, local, foreign or other governmental Taxes (including Taxes owed to the PBGC at the time due and payable), levies, assessments, charges, Liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Loan Party, (d) any Loan Party’s ownership or use of any properties or other assets, or (e) any other aspect of any Loan Party’s business. “Chattel Paper” means all rights, titles and interests of each Loan Party in all of such Loan Party’s “chattel paper,” as such term is defined in the Code, including electronic chattel paper, whether now owned or existing or hereafter acquired or arising, wherever located. “Closing Date” means the date set forth in the Preamble to this Agreement. “Code” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of Law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions. “Collateral” means the property covered by the Guaranty and Security Agreement and the other Collateral Documents and any other property, real or personal, tangible or intangible, whether now owned or existing or hereafter acquired or arising, that may at any time be or become subject to a security interest or Lien in favor of Lender to secure the Obligations, but specifically excluding the Excluded Property. “Collateral Documents” means the Guaranty and Security Agreement, the Guaranties, the Note, and all other agreements heretofore, now or hereafter entered into in favor of Lender guarantying payment of, or granting a Lien upon property as security for payment of, the Obligations. “Collateral Reports” means the reports and information with respect to the Collateral delivered pursuant to Section 7 to this Agreement.

Appendix I 13724450v7 “Commitment Termination Date” means the earliest of (a) November 30, 2027, (b) the date of termination of Lender’s obligations to make Advances and to incur Letter of Credit Obligations or permit existing Advances to remain outstanding pursuant to Section 9.2(b), and (c) the date of indefeasible prepayment in full by Borrower of the Advances and the cancellation and return (or stand-by guaranty) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex A to the Agreement, and the termination and permanent reduction of the Revolving Loan Commitment to $0. “Commitments” means the Revolving Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means (A) a certificate substantially in the form of Schedule 7.1(a)(iv) attached hereto, showing the calculations used in determining compliance with each of the Financial Covenants and (B) the certification of the Chief Financial Officer of the Loan Parties that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments and the absence of footnote disclosures) the financial position, results of operations and statements of cash flows of the Loan Parties, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. “Concorde” means Concorde Career Colleges, Inc., a Delaware corporation. “Concorde Acquisition” the purchase of all of the outstanding Stock of Concorde by Borrower, pursuant to the Concorde Purchase Agreement. “Concorde Purchase Agreement” means that certain Stock Purchase Agreement among Borrower, Concorde, Liberty Partners Holdings 28, L.L.C., a Delaware limited liability company, and Liberty Investment IIC, LLC, a Delaware limited liability company, and Liberty Partners, L.P., a Delaware limited partnership, dated as of May 3, 2022, as amended from time to time. “Conforming Changes” means, with respect to the use, administration of, or any conventions associated with the Tranche Rate, Daily Simple SOFR Rate, or any proposed Successor Rate, as applicable, any changes to the terms of this Agreement related to the timing, frequency, and methodology of determining rates and making payments of interest, including changes to the definition of Business Day, lookback periods or observation shift, prepayments, and borrowing, conversion, or continuation notices, and other technical, administrative, or operational matters, as may be appropriate, in the discretion of Lender, to reflect the adoption and implementation of such applicable rate and to permit the administration thereof by Lender in an operationally feasible manner and, to the extent feasible, consistent with market practice.

Appendix I 13724450v7 “Consolidated EBITDA” means, for any period, the sum of the following determined on a consolidated basis, without duplication, for the Borrower and its Subsidiaries in accordance with GAAP; (a) consolidated net income of the Borrower and its Subsidiaries, plus (b) the sum of the following, to the extent deducted in determining net income for such period:(i) the provision for income taxes payable during such period, (ii) interest expense, (iii) amortization, depreciation and other non-cash charges including net stock-based compensation (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) fees, costs, and expenses (including legal, accounting and financing costs) expensed during such period in connection with any of potential acquisitions, new program, and campus start-up costs, and (v) the amount of any non-recurring restructuring charge, reserve, integration costs, or other business optimization expense, cost, or operating expenditure in connection with the foregoing, including those one-time charges incurred pursuant to Borrower’s Growth and Diversification Strategy; (provided that, for any period, the aggregate amount added back pursuant to clauses (iv) and (v) shall not exceed 20% of Consolidated EBITDA for such period (after giving effect to any such amounts)), less (c) the sum of the following, without duplication, to the extent included in determining consolidated income for such period: (i) any extraordinary gains or unusual and nonrecurring gains for such period and (ii) non-cash gains or non-cash items increasing consolidated income for such period; provided however, that for purposes of calculating Consolidated EBITDA for any relevant trailing twelve month period: (1) Consolidated EBITDA will be calculated on a pro forma basis to give effect to the Concorde Acquisition, as such amounts may be adjusted pursuant to any permitted addback or adjustments provided for in (iv) through (v) above projected by the Borrower in good faith to result from actions taken or to be taken no later than twelve (12) months after the date of the Concorde Acquisition, which addbacks or adjustments shall specifically be identified by the Borrower, be factually supportable and certified by the Borrower in any applicable Compliance Certificate and calculated on a pro forma basis as realized on the first day of the relevant period (subject to the 20% maximum set forth above); and (2) notwithstanding the foregoing, Consolidated EBITDA shall also include without duplication Concorde’s trailing twelve-months of earnings which (a) for the Fiscal Quarter ended December 31, 2022, will be estimated to be $15,000,000, (b) for the Fiscal Quarter ended March 31, 2023, will be estimated to be $15,000,000, (c) for the Fiscal Quarter ended June 30, 2023, will be estimated to be $15,000,000, and (d) for the Fiscal Quarter ended September 30, 2023, will be estimated to be $6,000,000, as such amounts may be adjusted pursuant to any permitted addbacks or adjustments provided for in (1) above (“Concorde’s EBITDA”). “Consolidated Tangible Net Worth” means total assets, excluding all intangible assets (i.e. goodwill and other intangibles) and all receivables from or investments (equity or otherwise) in Affiliates or related entities, minus Total Liabilities, determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP. “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person: (a) with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that

Appendix I 13724450v7 such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (c) under any Rate Contracts; (d) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (e) for the obligations of another Person through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed or supported. “Contracts” means all rights, titles and interests of each Loan Party in such Loan Party’s “contracts,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Loan Party may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account. “Control Letter” means a letter agreement between Lender and (a) the issuer of uncertificated securities with respect to uncertificated securities in the name of any Loan Party, (b) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of any Loan Party, or (c) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by any Loan Party, whereby, among other things, the issuer, securities intermediary or futures commission merchant limits any security interest in the applicable financial assets in a manner reasonably satisfactory to Lender, acknowledges the Lien of Lender, on such financial assets, and agrees to follow the instructions or entitlement orders of Lender without further consent by the affected Loan Party. “Copyright License” means any and all rights now owned or hereafter acquired by any Loan Party under any written agreement granting any right to use any Copyright or Copyright registration. “Copyrights” means all of the following now owned or hereafter adopted or acquired by any Loan Party: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof. “Current Liabilities” means all Indebtedness maturing on demand or within twelve (12) months from the date as of which Current Liabilities are to be determined (including, without

Appendix I 13724450v7 limitation, liabilities, including taxes accrued as estimated, as may properly be classified as current liabilities in accordance with GAAP), and excluding intercompany loans. “Daily Simple SOFR Rate” means, for any day (a “SOFR Rate Day”), a rate of interest (adjusted for reserves if Lender is required to maintain reserves with respect to relevant advances) per annum equal to the greater of (a) SOFR for the day (such day “i”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Index Floor; provided that, at any time during which a Rate Contract with Lender is then in effect with respect to all or a portion of the Obligations, the Index Floor shall be disregarded and no longer of any force and effect with respect to such portion of the Obligations subject to such Rate Contract. If by 5:00 pm (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any day “i”, the SOFR in respect of such day “i” has not been published on the SOFR Administrator’s Website and a Benchmark Replacement has not been implemented under the terms of this Agreement, then the SOFR for such day “i” will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. Any change in the Daily Simple SOFR Rate due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to Borrower. “Daily Simple SOFR Rate Loan” means any Advances that accrue interest by reference to the Daily Simple SOFR Rate elected by Borrower in accordance with Section 2.5(a) of the Agreement and the other terms of the Agreement. “Default” means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default. “Default Rate” has the meaning ascribed to it in Section 2.4(c) of the Agreement. “Deposit Accounts” means all “deposit accounts” as such term in defined in the Code, now or hereafter held in the name of any Loan Party. “Documents” means all rights, titles and interests of each Loan Party in such Loan Party’s “documents,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located. “DOE” means the United States Department of Education and any successor agency administering Title IV Programs. “Dollars” or “$” means lawful currency of the United States of America. “Domestic Subsidiary” means any Subsidiary organized within the United States of America.

Appendix I 13724450v7 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Swap Counterparty” means Lender and any Affiliate of Lender that at any time it occupies such role or capacity (whether or not it remains in such capacity) enters into a Rate Contract permitted hereunder with Borrower or any Subsidiary of Borrower. “Environmental Laws” means all applicable federal, state, local and foreign Laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include CERCLA; the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. §§ 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §§ 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. §§ 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. §§ 2601 et seq.); the Clean Air Act (42 U.S.C. §§ 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. §§ 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. §§ 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. §§ 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes. “Environmental Liabilities” means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

Appendix I 13724450v7 “Environmental Permits” means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws. “Equipment” means all rights, titles and interests of each Loan Party in such Loan Party’s “equipment,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located and, in any event, including all such Loan Party’s machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded Software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means, with respect to any Loan Party, any trade or business (whether or not incorporated) that, together with such Loan Party, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC. “ERISA Event” means, with respect to any Loan Party or any ERISA Affiliate, (a) any event described in Section 4043(c) of ERISA with respect to a ERISA Plan; (b) the withdrawal of any Loan Party or ERISA Affiliate from a ERISA Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Loan Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a ERISA Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a ERISA Plan or Multiemployer Plan by the PBGC; (f) the failure by any Loan Party or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or ERISA Plan unless such failure is cured within 30 days; (g) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; or (i) the loss of a Qualified Plan’s qualification or tax exempt status; or (j) the termination of an ERISA Plan described in Section 4064 of ERISA. “ERISA Plan” means any “employee benefit plan”, as such term is defined in Section 3(3) of ERISA (other than a Multiemployer Plan), which any Loan Party maintains, sponsors or contributes to, or, in the case of an employee benefit plan which is subject to Section

Appendix I 13724450v7 412 of the IRC or Title IV of ERISA, to which Borrower or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding 5 years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning ascribed to it in Section 9.1 of the Agreement. “Evergreen Letter of Credit” has the meaning ascribed to it in clause (b) of Annex A to this Agreement. “Excluded Account” means any (i) deposit account or securities account specially and exclusively used in the ordinary course of business for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party or any of their respective Subsidiaries’ employees, which accounts are funded only in the ordinary course of business and not in excess of any amounts necessary to fulfill payroll obligations that are then currently owing, (ii) 401(k) accounts, escrow accounts and trust accounts and any other accounts the pledge or encumbrance of which would be prohibited by applicable Law, and (iii) deposit accounts into which payments with respect to governmental payors are deposited and for which assignment is prohibited under applicable Law (but not including any deposit accounts into which such governmental payor deposited payments are swept). “Excluded Property” means, collectively, (i) any permit, license or contractual obligation entered into by any Loan Party (x) to the extent that any such permit, license or contractual obligation or any requirement of Law applicable thereto prohibits the creation of a Lien thereon (other than to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), (y) which would be abandoned, invalidated, or unenforceable as a result of the creation of a Lien in favor of Lender (other than to the extent that any such consequences set forth in this clause (y) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), or (z) to the extent that the creation of a Lien in favor of Lender would result in a breach or termination pursuant to the terms of or a default under any such permit, license or contractual obligation (other than to the extent that any such consequences set forth in this clause (z) would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); (ii) property owned by any Loan Party that is subject to a purchase money Lien or a Capital Lease if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such Capital Lease) prohibits or requires the consent of any Person other than a Loan Party or its Affiliates which has not been obtained as a condition to the creation of any other Lien on such equipment;

Appendix I 13724450v7 (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed), and (iv) and Excluded Accounts. “Excluded Swap Obligation” means, with respect to any Person that has guaranteed a Swap Obligation, including the grant of a Lien to secure the guaranty of such Swap Obligation, any Swap Obligation if, and to the extent that, such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty or grant of such Lien becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Swap Obligation or security interest is or becomes illegal. “Excluded Taxes” mean any of the following Taxes imposed on or with respect to Lender or any other recipient of a payment under any Loan Document or required to be withheld or deducted from a payment to such recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes in each case, (i) by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office or, in the case of Lender in which its applicable lending office is located or (ii) that are Other Connection Taxes; (b) any United States federal withholding Taxes that would not have been imposed but for Lender’s failure to comply with Section 2.9(c) of the Agreement; and (c) any United States federal withholding Taxes imposed under FATCA. “Executive Order No. 13224” means Executive Order No. 13224 (effective September 24, 2001). “Fair Labor Standards Act” means the Fair Labor Standards Act, 29 U.S.C. §201 et seq. “FATCA” means Sections 1471 through 1474 of the IRC, as of the date of the Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any intergovernmental agreements entered into by the United States with respect thereto, current or future regulations or official interpretations thereof, in each case implementing such IRC Sections, and any agreement entered into pursuant to Section 1471(b)(1) of the IRC. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System. “Fees” means any and all fees payable to Lender pursuant to the Agreement or any of the other Loan Documents. “Fifth Third” means Fifth Third Bank, National Association.

Appendix I 13724450v7 “Fifth Third Lease Documents” means, collectively, any lease, lease contract, lease agreement, master lease, sublease, schedule or other document or agreement executed by any Person evidencing, governing, guarantying or securing any of the Fifth Third Lease Obligations, and “Fifth Third Lease Document” means any one of the Fifth Third Lease Documents; in each case as now in effect or as at any time after the date of the Agreement amended, modified, supplemented, restated, or otherwise changed and any substitute or replacement agreements, instruments, or documents accepted by Fifth Third or an Affiliate of Fifth Third. “Fifth Third Lease Obligations” means any and all liabilities, obligations and other Indebtedness of any Loan Party owed to Fifth Third, Fifth Third Equipment Finance Company, or any other Affiliate of Fifth Third Bancorp of every kind and description, whether now existing or hereafter arising, including those owed by any Loan Party to others and acquired by Fifth Third or any Affiliate of Fifth Third Bancorp, by purchase, assignment or otherwise, whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, related or unrelated, and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), in each case arising out of, pursuant to, in connection with or under any lease or other transfer of the right to possession and use of goods for a term in return for consideration. “Financial Covenants” means the financial covenants set forth in Section 6 to the Agreement. “Financial Responsibility Composite Score” means the composite score of the Borrower’s equity, primary reserve and net income ratios described in 34 C.F.R. Sections 668.171(b)(1) and Section 668.172 and appendices A and B to Subpart L of 34 C.F.R. of Section 668, provided that if at any time the Borrower or any Subsidiary is required by the DOE to report such composite score on a school-by-school or other basis, such score shall also refer to the composite score for each school or other Person required to be reported to the DOE. “Financial Statements” means the consolidated and consolidating income statements, statements of cash flows and balance sheets of the Loan Parties and their Subsidiaries delivered in accordance with Section 7.1 to the Agreement. “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989. “Fiscal Quarter” means any of the quarterly accounting periods of the Loan Parties, ending on March 31, June 30, September 30, and December 31 of each year. “Fiscal Year” means any of the annual accounting periods of the Loan Parties ending on September 30 of each year. “Fixed Charge Coverage Ratio” means, for the trailing twelve (12) month period then-ending, for the Borrower and its Subsidiaries on a consolidated basis during such period, the ratio of (a) Consolidated EBITDA less distributions, dividends, permitted Stock redemptions, repurchases, and the lesser of $30,000,000, or, the amount of Capital Expenditures actually

Appendix I 13724450v7 incurred during such period, and less other extraordinary items, to (b) the consolidated sum of (i) interest expense, (ii) all principal payments with respect to Indebtedness that were paid or were due and payable by all consolidated entities during the period, and (iii) all cash taxes paid in the same such period. “Fixtures” means all rights, titles and interests of each Loan Party in such Loan Party’s “fixtures” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located. “Foreign Subsidiary” means any Subsidiary other than a Domestic Subsidiary. “Funded Indebtedness” means all Indebtedness (i) in respect of money borrowed or (ii) evidenced by a note, debenture (senior or subordinated) or other like written obligation to pay money, or (iii) Capital Lease Obligations, or (iv) in respect of obligations under conditional sales or other title retention agreements, net of all cash and Cash Equivalents to the extent subject to Lender’s Lien, in an amount not to exceed $30,000,000. “GAAP” means generally accepted accounting principles in the United States of America, consistently applied. “General Intangibles” means all rights, titles and interests of each Loan Party in such Loan Party’s “general intangibles,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, including all right, title and interest that such Loan Party may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, chooses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Loan Party or any computer bureau or service company from time to time acting for such Loan Party. “Goods” means all rights, titles and interests of each Loan Party in such Loan Party’s “goods” as defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located, including embedded software to the extent included in “goods” as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

Appendix I 13724450v7 “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. “Guarantors” means each Domestic Subsidiary of Borrower, other than each Immaterial Subsidiary, and each other Person, if any, that guarantees any of the Obligations after the Closing Date. “Guaranty” by any Person, means any obligation, contingent or otherwise, of such Person directly or indirectly guarantying any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligations, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take or pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, that the term Guaranty shall not include endorsement for collection or deposit in the ordinary course of business. The term “Guaranty” used as a verb has a corresponding meaning. “Guaranty and Security Agreement” means the Guaranty and Security Agreement of even date herewith entered into by and among Lender and each Loan Party that is a signatory thereto. “Hazardous Material” means (a) any “hazardous substance” as defined in CERCLA, (b) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, (c) asbestos, (d) polychlorinated biphenyls, (e) petroleum, its derivatives, by products and other hydrocarbons, (f) mold, and (g) any other pollutant, toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws. “Hazardous Materials Contamination” means contamination (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property. “IL Campus Loan Documents” means any Loan Document as defined under that certain Loan Agreement dated as of April 14, 2022, by and among 2611 Corporate West Drive Venture LLC, a Delaware limited liability company, and Valley National Bank, a national banking association (“Valley National”), as amended, restated, supplemented, or otherwise modified from time to time. “Immaterial Subsidiary” means each of (i) Universal Technical Institute of Massachusetts, Inc., a Delaware corporation, (ii) Clinton Education Group, Inc., a Delaware corporation, (iii) Universal Technical Institute of Virginia, Inc., a Delaware corporation, (iv) Universal Technical Institute BMS, L.L.C., a Delaware limited liability company, (v) 2611 Corporate West Drive Venture LLC, a Delaware limited liability company, and (vi) such other

Appendix I 13724450v7 Subsidiaries of the Loan Parties, as Lender may designate in writing from time to time; provided however, upon repayment of the obligations due under the IL Campus Loan Documents, 2611 Corporate West Drive Venture LLC, a Delaware limited liability company, shall cease to be an Immaterial Subsidiary hereunder. “Increase Effective Date” has the meaning ascribed to it in Section 2.13 of the Agreement. “Indebtedness” means, with respect to any Person, without duplication (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than ninety (90) days unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers’ acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value (discounted at the Base Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Stock in such Person or any other Person or any warrant, right or option to acquire such Stock, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (i) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (j) earnouts, to the extent required to be reflected as a liability on the balance sheet in accordance with GAAP, and (k) the Obligations. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning ascribed to it in Section 10.2 of the Agreement. “Index Floor” has the meaning given to such term in the definition of “Tranche Rate.” “Initial Draw” means one or more Advances under the Revolving Loan Commitment for purposes of funding the Concorde Acquisition and/or other working capital needs

Appendix I 13724450v7 that occurs on the Closing Date or otherwise prior to the Concorde Acquisition in an aggregate amount up to $100,000,000. “Insolvency Event” means, with respect to any Person, when such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of Lender, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided, that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality), to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Instruments” means all rights, titles and interests of each Loan Party in such Loan Party’s “instruments,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper. “Intellectual Property” means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks. “Intercompany Notes” has the meaning ascribed to it in Section 5.3 of the Agreement. “Interest Payment Date” means, all as determined by Lender in accordance with the Loan Documents and Lender’s loan systems and procedures periodically in effect (and subject to the terms of any BillPayer Service, as applicable): (a) as to any Base Rate Loan, Daily Simple SOFR Rate Loan, the Unused Line Fee, and any Letter of Credit Fees, the first day of each quarter, and (b) as to any Tranche Rate Loan, the last day of the applicable Interest Period; provided that, in addition to the foregoing, each of (x) the date upon which the Revolving Loan Commitment has been terminated and the Advances have been paid in full and (y) the Commitment Termination Date shall be deemed to be an “Interest Payment Date” with respect to any interest and any applicable Unused Line Fee that has then accrued under the Agreement. “Interest Period” means, with respect to any Tranche Rate Loan, a period commencing on the date of such Tranche Rate Loan and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as designated by Borrower to Lender from time to time in a Notice of Borrowing or Notice of Conversion or as otherwise set pursuant to the terms of this Agreement, as applicable, determined by Lender in accordance with the Agreement and Lender’s loan systems and procedures periodically in effect, including in accordance with the following terms and conditions, as applicable:

Appendix I 13724450v7 (a) in the case of immediately successive Interest Periods with respect to a continued Tranche Rate Loan, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires, with interest for such day to be calculated based upon the interest rate in effect for the new Interest Period; (b) if an Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall end on the next succeeding Business Day; provided that, if the next succeeding Business Day falls in a new month, such Interest Period shall end on the immediately preceding Business Day; and (c) if any Interest Period begins on a Business Day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, then the Interest Period shall end on the last Business Day of the calendar month ending at the end of such Interest Period. “Inventory” means all rights, titles and interest of each Loan Party in such Loan Party’s “inventory,” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Loan Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, supplies or materials of any kind, nature or description used or consumed or to be used or consumed in such Loan Party’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software. “Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business), or acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), including any transfer of assets pursuant to statutory division, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. “Investment Property” means all rights, titles and interests of each Loan Party in such Loan Party’s “investment property” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, wherever located, including (a) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (b) all securities entitlements of any Loan Party, including the rights of such Loan Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all securities accounts of any Loan Party; (d) all commodity contracts of any Loan Party; and (e) all commodity accounts held by any Loan Party. “IRC” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

Appendix I 13724450v7 “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions or the 2021 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto (“ISDA”), as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by ISDA. “ISP” has the meaning ascribed to it in clause (k) of Annex A to this Agreement. “Law” and “Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, guidances, guidelines, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, governmental agreements and governmental restrictions, whether now or hereafter in effect. “L/C Sublimit” has the meaning ascribed to it in Annex A to the Agreement. “Lender” has the meaning ascribed thereto in the preamble to the Agreement and shall additionally include, for the avoidance of any doubt, (i) upon any assignment by Fifth Third pursuant to Section 11.6 of the Agreement, such assignee of Fifth Third and (ii) the respective successors of each of the foregoing. In addition to the foregoing, solely for the purpose of identifying the Persons entitled to share in payments and collections from the Collateral as more fully set forth in the Agreement and the Collateral Documents, the term “Lender” shall include Eligible Swap Counterparties and any provider of Bank Products. “Letter of Credit Fee” has the meaning ascribed to it in Section 2.4(e)(iii) of the Agreement. “Letter of Credit Obligations” means all outstanding obligations incurred by Lender at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by Lender. The amount of the Letter of Credit Obligations at any time shall equal the maximum amount that may be payable by Lender thereupon or pursuant thereto. “Letter(s) of Credit” means any standby letters of credit issued for the account of Borrower by Lender. “Letter of Credit Rights” means all rights, titles and interests of each Loan Party in such Loan Party’s “letter-of-credit rights” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, including rights to payment or performance under a letter of credit, whether or not such Loan Party, as beneficiary, has demanded or is entitled to demand payment or performance. “License” means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Loan Party. “Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or

Appendix I 13724450v7 preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable Law of any jurisdiction). “Litigation” means any action, suit or proceeding before any court, mediator, arbitrator or Governmental Authority. “Liquidation Preference” means the liquidation preference of the Series A Preferred Stock, as adjusted from time to time, pursuant to the Certificate of Designations. The Liquidation Preference as of March 31, 2021 was $100 per share of Series A Preferred Stock. “Loan Account” has the meaning ascribed to it in Section 2.8 of the Agreement. “Loan Documents” means, collectively, the Agreement, the Collateral Documents, the Notes, the Fifth Third Lease Documents, each agreement entered into in respect of Bank Products, each Rate Contract with an Eligible Swap Counterparty, and all other agreements, instruments, documents and certificates executed and delivered to, or in favor of, Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, and delivered to Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, amendments and restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Parties” means, collectively, Borrower and each Guarantor and “Loan Party” means any of Borrower or any Guarantor. “Margin Stock” has the meaning ascribed to it in Regulation U of the Federal Reserve Board. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of the Loan Parties and their Subsidiaries, taken as a whole, (b) the Loan Parties’ ability to pay any of the Advances or any of the other Obligations in accordance with the terms of the Agreement, the ability of the Guarantors to honor their obligations pursuant to their Guaranties (c) the Collateral or Lender’s Liens on the Collateral or the priority of such Liens, or (d) Lender’s rights and remedies under the Agreement and the other Loan Documents. “Material Contracts” has the meaning ascribed to it in Section 3.16 of the Agreement. “Maximum Lawful Rate” has the meaning ascribed to it in Section 2.4(d) of the Agreement.

Appendix I 13724450v7 “Multiemployer Plan” means a multiemployer plan, that is intended to meet the definition set forth in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate may have any liability. “Non-Extension Notice Date” has the meaning ascribed to it in clause (b) of Annex A to this Agreement. “Note” has the meaning given to it in Section 2.12 of the Agreement. “Notice of Borrowing” shall mean a notice of borrowing with respect to any Advance hereunder, which notice shall be in form and substance, and delivered by Borrower to Lender in a manner, acceptable to Lender in its sole discretion. “Notice of Conversion” shall mean a notice of conversion with respect to any Advance hereunder, which notice shall be in form and substance, and delivered by Borrower to Lender in a manner, acceptable to Lender in its sole discretion. “Obligations” means all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Loan Party to Lender, or any Affiliate of Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether direct or indirect (including acquired by assignment), related or unrelated, absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, and whether or not evidenced by any note, agreement, letter of credit agreement or other instrument. The term “Obligations” includes all principal, interest, Fees, expenses, reasonable attorneys’ fees and any other sum chargeable to any Loan Party under, or arising out of, the Agreement, the Note, any of the other Loan Documents or any agreement entered into in respect of Bank Products, all Fifth Third Lease Obligations, and all Rate Contract Obligations (including all amounts that accrue after the commencement of any case or proceeding by or against any Loan Party in bankruptcy, whether or not allowed in such case or proceeding). Notwithstanding the foregoing, “Obligations” of a Guarantor shall not include Excluded Swap Obligations with respect to such Guarantor. “OFAC” has the meaning ascribed to it in Section 3.12(b) of the Agreement. “Ordinary Course of Business” means, in respect of any transaction involving any Loan Party, the ordinary course of such Loan Party’s business, as conducted by such Loan Party in accordance with past practices. “Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement).

Appendix I 13724450v7 “Other Connection Taxes” means with respect to any recipient of a payment under the Agreement or any Loan Document, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced the Agreement or other Loan Document, or sold or assigned an interest in any Obligation, the Agreement or other Loan Document). “Other Taxes” means all present or future stamp, transfer, excise, value added, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, other than Other Connection Taxes that are imposed on an assignment by Lender after the date hereof, other than any assignment made at the request of any Loan Party or following an Event of Default under Section 9.1(a), (h), (i) or (k) of the Agreement. “Overadvance” has the meaning ascribed to it in Section 2.2(b)(i) of the Agreement. “Participant” has the meaning ascribed to it in Section 11.6(b) of the Agreement. “Participant Register” has the meaning ascribed to it in Section 11.6(b) of the Agreement. “Patent License” means rights under any written agreement now owned or hereafter acquired by any Loan Party granting any right with respect to any invention on which a Patent is in existence. “Patents” means all of the following in which any Loan Party now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or any other country, and (b) all reissues, continuations, continuations in part or extensions thereof. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means an ERISA Plan described in Section 3(2) of ERISA. “Permits” has the meaning ascribed to it in Section 3.1 of the Agreement. “Permitted Acquisition” means (i) the Concorde Acquisition and (ii) an Investment consisting of an acquisition by the Borrower or any Subsidiary, provided that (a) no Default or Event of Default shall have occurred and be continuing or would result from such acquisition, (b) the property acquired (or the property of the Person acquired) in such acquisition is used or useful in the same or a similar line of business as the Borrower and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof consistent with Borrower’s Growth and Diversification Strategy), (c) in the case of an acquisition of the Stock of another

Appendix I 13724450v7 Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such acquisition, (d) the Borrower shall have delivered to the Lender a Compliance Certificate on a pro forma basis demonstrating that the Loan Parties would be in compliance with the financial covenants set forth in Sections 6.1, 6.2 and 6.4 recomputed as of the end of the period of the four Fiscal Quarters most recently ended for which the Borrower has delivered financial statements after giving effect to such acquisition on a pro forma basis, (e) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all material respects at and as if made as of the date of such acquisition (after giving effect thereto), except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect which such representation and warranty shall be true and correct in all respects on and as of the date of such acquisition, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (f) if such transaction involves the purchase of an interest in a partnership between any Loan Party as a general partner and entities unaffiliated with the Borrower as the other partners, such transaction shall be effected by having such Stock acquired by a corporate holding company directly or indirectly wholly-owned by such Loan Party newly formed for the sole purpose of effecting such transaction, and (g) immediately after giving effect to such acquisition, the aggregate cash and non-cash consideration (including assumed Indebtedness, the good faith estimate by the Borrower of the maximum amount of any deferred purchase price obligations (including earn-out payment obligations) and Stock) for all acquisitions under (ii) hereof during the term of this Agreement shall not exceed $100,000,000. “Permitted Contest” means a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made; provided, that compliance with the obligation that is the subject of such contest is effectively stayed during such challenge. “Permitted Encumbrances” means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet due and payable or which are being contested in accordance with Section 4.2(b) of the Agreement; (b) pledges or deposits of money securing statutory obligations under workmen’s compensation, unemployment insurance, social security or public liability Laws or similar legislation (excluding Liens under ERISA); (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Loan Party is a party as lessee made in the Ordinary Course of Business; (d) inchoate and unperfected workers’, mechanics’ or similar Liens arising in the Ordinary Course of Business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (e) landlords’, carriers’, warehousemen’s, suppliers’ or other similar possessory Liens arising in the Ordinary Course of Business and securing liabilities that are not yet due and payable (unless such liabilities are being contested in good faith by appropriate proceedings and appropriate reserves have been established in accordance with GAAP), so long as such Liens attach only to Inventory; (f) cash deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Loan Party is a party; (g) any attachment or judgment Lien not constituting an Event of Default under Section 9.1(j) of the Agreement; (h) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use,

Appendix I 13724450v7 value, or marketability of such Real Estate; and (i) presently existing or hereafter created Liens in favor of Lender. “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof). “Preferred Dividends” means the noncumulative cash dividend on each share of Series A Preferred Stock payable out of Borrower’s legally available funds semi-annually in arrears on September 30 and March 31 of each year which begin to accrue on the first day of the applicable dividend period at a rate of seven and one-half percent (7.5%) per annum on the Liquidation Preference then in effect, as such amount is adjusted from time to time pursuant to the Certificate of Designations, before any dividends are declared, set apart or paid upon any capital Stock of Borrower ranking junior to the Series A Preferred Stock; provided, however, if the foregoing cash dividend is not paid, the Liquidation Preference is increased to an amount equal to the Liquidation Preference then in effect plus an amount reflecting that Liquidation Preference multiplied by the cash dividend rate then in effect plus two percent (2.0%) per annum. “Prime Rate” means, as of any date, the greater of: (a) 3.5% (b) the rate that Fifth Third publicly announces, publishes or designates from time to time as its index rate or prime rate, or any successor rate thereto, in effect at its principal office. Such rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Fifth Third may make commercial loans or other loans at rates of interest at, above or below its index rate or prime rate. “Proceeds” means all “proceeds”, as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Loan Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Loan Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Loan Party against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Loan Party against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

Appendix I 13724450v7 “Projections” means, with respect to the Borrower and its Subsidiaries, the forecasted consolidated: (a) balance sheets; (b) statements of operations; (c) statements of cash flows; and (d) statements of shareholders’ equity, all prepared in a manner consistent with the historical Financial Statements of the Borrower and its Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions. “Qualified Plan” means an ERISA Plan that is intended to be tax qualified under Section 401(a) of the IRC. “Quick Assets” means all unencumbered cash and Cash Equivalents, plus any note and accounts receivable, to the extent such assets may properly be classified as current assets in accordance with GAAP, provided that, for the purpose of determining the Quick Assets of Borrower, notes and accounts receivable shall be included only if good and collectible and payable on demand or within twelve (12) months from the date as of which Quick Assets are to be determined (and if not directly or indirectly renewable or extendible, at the option of the Borrower, by their terms or by the terms of any instrument or agreement relating thereto, beyond such twelve (12) months) and shall be taken at their face value less reserves determined to be sufficient in accordance with GAAP. “Quick Ratio” means, as of any date of determination, a ratio of (a) Quick Assets to (b) Current Liabilities. “Rate Contract” means any agreement, device or arrangement providing for payments which are related to fluctuations of commodities, currencies, or interest rates, exchange rates, forward rates, or equity prices, including Dollar denominated or cross currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including any ISDA Master Agreement (including the Existing ISDA), and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time. “Rate Contract Obligations” means any and all obligations of a Loan Party to an Eligible Swap Counterparty, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under or in connection with (a) any and all Rate Contracts between a Loan Party and an Eligible Swap Counterparty, and (b) any and all cancellations, buy-backs, reversals, terminations or assignments of any such Rate Contract. “Real Estate” means each of, and collectively, (a) the real estate listed on Schedule 3.19 of the Agreement and (b) each parcel of real estate contemplated by Section 4.15(e) of the Agreement. “Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, manager, member, agent, trustee, representative, attorney,

Appendix I 13724450v7 accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article VIII) and other consultants and agents of or to such Person or any of its Affiliates. “Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means any of the Chief Executive Officer, Chief Financial Officer or any other officer of Borrower designated by Borrower and acceptable to Lender. “Restricted Payment” means, with respect to any Loan Party or Subsidiary (a) the declaration or payment of any dividend (including without limitation, any Preferred Dividend) or distribution or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Stock; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Loan Party’s or Subsidiary’s Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Loan Party or Subsidiary now or hereafter outstanding; (d) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Loan Party’s or Subsidiary’s Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (e) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Loan Party or Subsidiary other than payment of compensation in the Ordinary Course of Business to Stockholders who are employees of such Loan Party or Subsidiary; and (f) any transfer or other distribution of property to any Person other than a Loan Party pursuant to a statutory division. “Revolving Credit Advance” has the meaning ascribed to it in Section 2.1(a) of the Agreement and may, as the context may require, include any Overadvance. “Revolving Exposure” means, at any time, the sum of (i) the aggregate outstanding principal amount of Revolving Credit Advances at such time, plus (ii) the aggregate Letter of Credit Obligations outstanding at such time. “Revolving Loan” means, at any time, the sum of (a) the aggregate amount of Revolving Credit Advances outstanding plus (b) the aggregate Letter of Credit Obligations. Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Loan shall include the outstanding balance of Letter of Credit Obligations.

Appendix I 13724450v7 “Revolving Loan Commitment” means the aggregate commitment of Lender to make Revolving Credit Advances or incur Letter of Credit Obligations, in amount not to exceed $125,000,000.00, as such amount may be increased in accordance with Section 2.13. “Sanctions” has the meaning ascribed to it in Section 3.12(b) of the Agreement. “Scheduled Unavailability Date” has the meaning ascribed to it in Section 2.5(c) of the Agreement. “School” means each of (a) Borrower and (b) any other post-secondary institution of higher education that has received Accreditation and is operated by the Borrower or any Subsidiary. “SDN List” has the meaning ascribed to it in Section 3.12(b) of the Agreement. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Series A Preferred Stock” means Borrower’s Series A Preferred Stock, par value $0.0001 per share. “Significant Event” means the failure of the Borrower or any Subsidiary to (a) comply with applicable Laws to the extent necessary to operate each School as a proprietary institution of higher education that is eligible to participate in one or more Title IV Programs, or (b) maintain all Accreditations for any School, which failure of any of the types described in clauses (a) and (b) either (i) affects one or more Schools which either (A) contributed in the aggregate more than 20% of the Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.1(a) or (b) or (B) owned assets which comprise in the aggregate more than 20% of the total assets of the Borrower and its Subsidiaries as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.1(a) or (b), (ii) would have caused the Loan Parties to fail to be in compliance with the financial covenants in Section 6 as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.1(a) or (b) if the aggregate amount of Consolidated EBITDA and Consolidated Tangible Net Worth contributed by such Schools during such period were excluded from the calculation of such financial covenants or (iii) results in the loss of in the aggregate more than 10% of the revenues received by the Borrower and its Subsidiaries for the fiscal year most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.1(a). “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

Appendix I 13724450v7 “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate published by the Federal Reserve Bank of New York (or a successor administrator) on the administrator’s website (or any successor source for the secured overnight financing rate identified as such by the administrator) at approximately 2:30 p.m. (New York City time) on the immediately succeeding Business Day. “SOFR Rate Loan” means Term SOFR Rate Loans or Daily SOFR Rate Loans, as applicable. “Software” means all rights, titles and interests of each Loan Party in such Loan Party’s “software” as such term is defined in the Code, whether now owned or existing or hereafter acquired or arising, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program. “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability. “Special Flood Hazard Area” is an area identified by the United States Federal Emergency Management Agency as an area with a special flood or mudflow, and/or flood related erosion hazard. “Spread Adjustment” means a mathematical or other adjustment to an alternate benchmark rate selected pursuant to Section 2.5(c) of the Agreement and such adjustment may be positive, negative, or zero, subject to the specific Spread Adjustments set forth in Section 2.5(c). “Stock” means all shares, options, warrants, general or limited partnership interests, membership interests, units or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934). “Stockholder” means, with respect to any Person, each holder of Stock of such Person.

Appendix I 13724450v7 “Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Loan Party. “Successor Rate” shall mean any successor index rate determined pursuant to Section 2.5(c) from time to time, including any applicable Spread Adjustment. “Supporting Obligations” means all “supporting obligations” as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property. “Swap Contract” means any “swap agreement”, as defined in Section 101 of the Bankruptcy Code. “Swap Obligation” means any obligation in respect of a Swap Contract that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, as amended from time to time. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, with respect to a Tranche Rate Loan for any Interest Period, the forward-looking SOFR rate administered by CME Group, Inc. (or other administrator selected by Lender) and published on the applicable Bloomberg LP screen page (or such other commercially available source providing such quotations as may be selected by Lender), fixed by the administrator thereof two Business Days prior to the commencement of the applicable Interest Period (provided, however, that if Term SOFR is not published for such Business Day, then Term SOFR shall be determined by reference to the immediately preceding Business Day on which such rate is published), adjusted for reserves if Lender is required to maintain reserves with respect to the relevant Advances, all as determined by Lender in accordance with the Agreement and Lender’s loan systems and procedures periodically in effect. “Termination Date” means the date on which (a) the Advances have been indefeasibly repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged, (c) all Letter of Credit Obligations have been cash collateralized, cancelled or backed by standby letters of credit in accordance with Annex A to the

Appendix I 13724450v7 Agreement, and (d) the Revolving Loan Commitment under the Agreement has been terminated and Borrower shall not have any further right to borrow any monies or request any further extensions of credit under the Agreement. “Third Amendment Effective Date” means September 26, 2024. “Total Leverage Ratio” shall mean the ratio of Funded Indebtedness to Consolidated EBITDA for the Borrower and its Subsidiaries, as measured on a rolling twelve month basis. “Title IV” means Title IV of the Higher Education Act. “Title IV Compliance Audit” means, with respect to any School, the annual compliance audit of such School’s administration of its Title IV Programs as required under 34 C.F.R. Section 668.23. “Title IV Programs” means the Title IV Programs as defined in 34 C.F.R. Section 668.1(c). “Total Liabilities” means the aggregate amount of current and long-term liabilities (i.e. claims of creditors that are to be satisfied by the disbursement or utilization of corporate resources) of the Borrower and its Subsidiaries on a consolidated basis, all determined in accordance with GAAP applied on a consistent basis. “Trademark License” means rights under any written agreement now owned or hereafter acquired by any Loan Party granting any right to use any Trademark. “Trademarks” means all of the following now owned or hereafter adopted or acquired by any Loan Party: (a) all trademarks, trade names, corporate (and, as applicable, limited liability company) names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing. “Tranche Rate” means, with respect to any Interest Period, the greater of (a) 0% (the “Index Floor”) and (b) Term SOFR relating to quotations for 1 or 3 months, as selected by Borrower in its Notice of Borrowing or Notice of Conversion, or as otherwise set pursuant to the terms of this Agreement, as applicable. Each determination by Lender of the Tranche Rate shall be conclusive and binding in the absence of manifest error. Notwithstanding anything to the contrary contained in the Agreement, at any time during which a Rate Contract is then in effect with respect to all or a portion of the Obligations bearing interest based upon the Tranche Rate or any Successor Rate, the Index Floor shall be disregarded and no longer of any force and effect with respect to such Obligations (or portion thereof) subject to such Rate Contract.

Appendix I 13724450v7 “Tranche Rate Loans” means any Advances that accrue interest by reference to the Tranche Rate for an Interest Period elected by Borrower in accordance with Section 2.5(a) of the Agreement and the other terms of the Agreement. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the IRC. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act, Title III of Pub. L. 107-56 signed into law October 26, 2001). “Wholly-Owned Subsidiary” of a Person means any Subsidiary of such Person, all of the Stock of which (other than directors’ qualifying shares required by law) are owned by such Person, either directly or through one or more Wholly-Owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.